LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN SERIES TRUST II

July 23, 1998

Dear Shareholder:

We are pleased to provide you with the June 30, 1998, semi-annual report for the J.P. Morgan Series Trust II.

GLOBAL MARKET REVIEW

Volatility remained the prominent theme across global markets throughout the period, as investors began to realize Asia's crisis ran deeper than initially suspected. Emerging debt and equity markets suffered most, as investors sought the safety and quality of the developed markets.

European equity markets ranked as the world's strongest performers for the six-month period ending June 30, 1998 with the MSCI Europe Index closing the period up 26.5%. The exception was the U.K. market, which was hurt by evidence of rising inflation and an official increase in interest rates by the Bank of England in June.

Despite a second wave of bad news from Asia and an apparent slowdown in corporate profit growth, the S&P 500 Index posted a strong six-month return, finishing the period up 17.7%. The U.S. market regained momentum during the end of June as earnings announcements proved less disappointing than expected, and merger activity remained robust.

Asian markets, both equity and debt, continued to underperform, as the region's economies continued to deteriorate. Japanese stocks held up relatively well (despite a deepening recession), with stock prices supported by hopes that the government would aggressively take steps to resolve the banking crisis. Elsewhere in the region, stock prices fell sharply, particularly in Hong Kong, Singapore, and Malaysia, as the outlook for economic growth and corporate profitability worsened.

Global fixed-income markets were again dominated by events in Asia. At the start of the period there was some optimism that IMF support measures and the Japanese reflationary package would help turn Asia's problems around. However, continued economic weakness in Japan and Southeast Asia dashed this optimism. Credit spreads widened in the U.S. and in some European markets. Overall, however, global inflation


-------------------------------------------------------------------------------------
TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS . . . . . . 1     J.P. MORGAN EQUITY PORTFOLIO  . . . . 11

PORTFOLIO REVIEWS                            J.P. MORGAN SMALL COMPANY PORTFOLIO . 16

J.P. MORGAN TREASURY MONEY MARKET            J.P. MORGAN INTERNATIONAL OPPORTUNITIES

PORTFOLIO . . . . . . . . . . . . . .  3     PORTFOLIO . . . . . . . . . . . . . . 21

J.P. MORGAN BOND PORTFOLIO . . . . . . 6     FINANCIAL STATEMENTS. . . . . . . . . 28

-------------------------------------------------------------------------------------


remained low, and against this backdrop, the major fixed-income markets rallied strongly throughout the period.

The report that follows includes detailed information on the J.P. Morgan Series Trust II portfolios, as well as interviews with members of the portfolio management teams. The interviews are designed to answer commonly asked questions about the portfolios, elaborate on what happened during the reporting period, and provide an outlook for the months ahead.

As chairman and president of Asset Management Services, we thank you for your participation in the J.P. Morgan Series Trust II portfolios. We look forward to sharing Morgan's insights regarding financial markets with you in the future. If you have any comments or questions, please call the trust's distributor, Funds Distributor, Inc., at (800) 221-7930.

Sincerely yours,

/s/Ramon de Oliveira                    /s/Keith M. Schappert

Ramon de Oliveira                       Keith M. Schappert
Chairman of Asset Management Services   President of Asset Management Services
J.P. Morgan & Co. Incorporated          J.P. Morgan & Co. Incorporated

J.P. MORGAN TREASURY MONEY MARKET PORTFOLIO

PORTFOLIO REVIEW
We are pleased to report that J.P. Morgan Treasury Money Market Portfolio provided a 2.23% return for the six months ended June 30, 1998. The portfolio's net assets stood at 1.7 million at the end of the reporting period.

For most of the past six months, the fixed income markets were largely dominated by events in Asia. Comparatively, the U.S. economy provided a backdrop of strength and stability, evidenced by robust growth, strong consumer spending and low inflation. Interest rates continued to move lower as the flight to quality among investors continued, and the yield curve continued to flatten. Throughout this year's political and economic turmoil, the Treasury Money Market Portfolio maintained a conservative strategy.

The portfolio's net asset value per share decreased from $10.56 on December 31, 1997 to $9.30 on June 30, 1998. The portfolio's total net assets increased from $1.6 million to $1.7 million at the end of the reporting period.

EXAMINING PERFORMANCE
One way to look at performance is to review a portfolio's average annual total return. This figure takes the portfolio's actual (or cumulative) return and shows what would have happened if the portfolio had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a portfolio's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a portfolio has performed over the short term.



PERFORMANCE                       TOTAL RETURNS                   AVERAGE ANNUAL TOTAL RETURNS
                                  -------------------------       -----------------------------------------
                                  THREE            SIX            ONE           THREE         SINCE
AS OF JUNE 30, 1998               MONTHS           MONTHS         YEAR          YEARS         INCEPTION*
-----------------------------------------------------------       -----------------------------------------
J.P. Morgan Treasury
   Money Market Portfolio           1.17%          2.23%          4.63%          4.72%          4.77%
IBC U.S.Treasury and Repo
   Money Fund Average**             1.19%          2.40%          4.85%          4.80%          4.87%
Lipper Variable Annuity
   Money Market Average             1.26%          2.54%          5.21%          5.14%          5.21%>


*1/3/95 - COMMENCEMENT OF OPERATIONS.

**IBC U.S. TREASURY AND REPO MONEY FUND AVERAGE REPRESENTS THE AVERAGE PERFORMANCE OF SIMILARLY MANAGED FUNDS AND DOES NOT INCLUDE FEES OR OPERATING EXPENSES AND IS NOT AVAILABLE FOR DIRECT INVESTMENT.

PAST PERFORMANCE IS NO A GUARANTEE OF FUTURE RESULTS. PORTFOLIO RETURNS ARE NET OF PORTFOLIO EXPENSES ONLY, INCLUDE REINVESTMENT OF DIVIDENDS AND REFLECT THE REIMBURSEMENT OF CERTAIN PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS FOR THE PORTFOLIO. HAD EXPENSES NOT BEEN SUBSIDIZED, THE PORTFOLIO'S RETURN WOULD HAVE BEEN LOWER. PORTFOLIO RETURNS DO NOT REFLECT ANY SEPARATE ACCOUNT EXPENSES IMPOSED ON THE VARIABLE CONTRACTS WHICH MAY INCLUDE A SALES CHARGE, PREMIUM TAX CHARGE, DAC TAX SALES CHARGE, COST OF INSURANCE, MORTALITY EXPENSES, SURRENDER AND OTHER CHARGES. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

[PHOTOGRAPH]

Following is an interview with ROBERT R. (SKIP) JOHNSON, a member of the portfolio management team for the J.P. Morgan Treasury Money Market Portfolio. Prior to joining Morgan in 1988, he founded and managed R.R. Johnson Associates, merchant bankers. He also held senior positions with the Bank of Montreal and U.S. Steel. This interview was conducted on July 9, 1998, and reflects Skip's views on that date.

WOULD YOU GIVE US A BRIEF SUMMARY OF THE MARKETS IN RECENT MONTHS?

RRJ: The economy continued to show strong growth through the second quarter of this year. The fact that this strong growth occurred with relatively no inflation and strong consumer spending has given rise to speculation among investors that the Federal Reserve might tighten to slow the economy. The current perception is that the Fed currently holds a tightening bias, but also appears to be on hold for now.

We also saw a continued flight to quality in the fixed income markets, primarily a result of the Asian crisis that hit in the second half of last year and has now included Japan. As a result, we also saw the intervention of the Fed, along with the Bank of Japan, to support the Japanese yen - a rare event in world economics. In general, the fixed income markets continue to rally.

THE PORTFOLIO NEARLY MATCHED THE PERFORMANCE OF THE IBC U.S. TREASURY AND REPO AVERAGE, BUT MORE SIGNIFICANTLY UNDERPERFORMED THE LIPPER VARIABLE ANNUITY MONEY MARKET AVERAGE. CAN YOU EXPLAIN?

RRJ: The portfolio is comprised of two separate Treasury securities: a July and an October maturity. Many of the funds in the Lipper average have the benefit of owning higher yielding repurchase agreements.

WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

RRJ: We forecast the economy slowing down to around 2 percent later this year, perhaps lower, which would be in line with the Fed's target. What would affect that probability is if consumer spending stays very strong, and late cycle price pressures accelerate. Although the Fed currently has a tightening bias, we don't anticipate any actions by them anytime soon.

PORTFOLIO FACTS

INVESTMENT OBJECTIVE
J.P. Morgan Treasury Money Market Portfolio seeks to provide current income, maintain a high level of liquidity and preserve capital. The portfolio seeks to achieve its investment objective by investing in direct obligations of the U.S. Treasury and engaging in repurchase agreements with respect to those obligations.

--------------------------------------------------------------------------------
COMMENCEMENT OF OPERATIONS
1/3/95

--------------------------------------------------------------------------------
NET ASSETS AS OF 6/30/98
$1,650,660

--------------------------------------------------------------------------------
AVERAGE LIFE
12 days

--------------------------------------------------------------------------------
DIVIDEND PAYABLE DATE (IF APPLICABLE)
12/11/98

--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/11/98

EXPENSE RATIO
The portfolio's current annualized expense ratio of 0.60% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services, after reimbursement. The portfolio is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, safekeeping portfolio shares, or for wiring redemption proceeds from the portfolio.

PORTFOLIO HIGHLIGHTS
ALL DATA AS OF JUNE 30, 1998

PORTFOLIO ALLOCATION

(AS A PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

U.S. TREASURY OBLIGATIONS 99.1%

OTHER INVESTMENTS 0.9%

J.P. MORGAN BOND PORTFOLIO

PORTFOLIO REVIEW
We are pleased to report that the J.P. Morgan Bond Portfolio posted a solid return of 3.87% for the six months ended June 30, 1998.

The last 12 months have been good for bonds. With interest rates moving lower throughout the period and inflation notably low, the bond market has been experiencing a strong rally, particularly over the last six months. The flight to quality prompted by the Asian crisis has contributed to this rally as investors seek to avoid spread volatility. In addition, while some speculate that the Federal Reserve may soon tighten to slow the economy's growth, they are currently on hold, fueling expectations that the bond rally will continue. The J.P. Morgan Bond Portfolio will maintain its long duration position and will not reallocate back to credit-sensitive sectors until spreads stabilize.

The portfolio's net asset value per share increased from $11.29 on December 31, 1997 to $11.68 on June 30, 1998. During the year, the portfolio paid approximately $0.02 per share from net investment income, and approximately $0.02 per share from capital gains.The portfolio's total net assets increased from $15.9 million to $19.6 million at the end of the reporting period.

EXAMINING PERFORMANCE

One way to look at performance is to review a portfolio's average annual total return. This figure takes the portfolio's actual (or cumulative) return and shows what would have happened if the portfolio had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a portfolio's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how the portfolio has performed over the short term.



PERFORMANCE                       TOTAL RETURNS                   AVERAGE ANNUAL TOTAL RETURNS
                                  -------------------------       ----------------------------
                                  THREE            SIX            ONE           SINCE
AS OF JUNE 30, 1998               MONTHS           MONTHS         YEAR          INCEPTION*
-----------------------------------------------------------       ----------------------------
J.P. Morgan Bond Portfolio          2.24%          3.87%         10.54%          9.09%
Salomon Brothers BIG Bond Index**   2.32%          3.97%         10.59%         10.09%
Lipper Variable Annuity
   Corporate Debt A-Rated Average   2.39%          3.97%         10.58%          9.83%


*1/3/95 - COMMENCEMENT OF OPERATIONS.

**THE SALOMON BROTHERS BROAD INVESTMENT GRADE BOND INDEX: AN UNMANAGED, MARKET-WEIGHTED INDEX THAT CONTAINS APPROXIMATELY 4,700 INDIVIDUALLY PRICED INVESTMENT GRADE BONDS. THE INDEX DOES NOT INCUDE FEES OR EXPENSES AND IS NOT AVAILABLE FOR ACTUAL INVESTMENT.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PORTFOLIO RETURNS ARE NET OF PORTFOLIO EXPENSES ONLY, INCLUDE REINVESTMENT OF DIVIDENDS AND REFLECT THE REIMBURSEMENT OF CERTAIN PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS FOR THE PORTFOLIO. HAD EXPENSES NOT BEEN SUBSIDIZED, THE PORTFOLIO'S RETURN WOULD HAVE BEEN LOWER. PORTFOLIO RETURNS DO NOT REFLECT ANY SEPARATE ACCOUNT EXPENSES IMPOSED ON THE VARIABLE CONTRACTS WHICH MAY INCLUDE A SALES CHARGE, PREMIUM TAX CHARGE, DAC TAX SALES CHARGE, COST OF INSURANCE, MORTALITY EXPENSES, SURRENDER AND OTHER CHARGES. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

[PHOTOGRAPH]

Following is an interview with WILLIAM G. TENNILLE, a member of the portfolio management team for the J.P. Morgan Bond Portfolio. Bill joined Morgan in 1992 and has extensive experience across a broad range of markets, including mortgage securities and derivatives. This interview was conducted on July 9, 1998, and reflects Bill's views on that date.

WOULD YOU SUMMARIZE THE FIXED INCOME MARKETS OVER THE LAST SEVERAL MONTHS?

WGT: In recent months, the U.S. fixed income markets continued to be impacted by economic instability in Asia and Russia, against a backdrop of the relative strength and stability of the U.S. economy. While the U.S. economy remains strong, the most recent data releases are starting to indicate that the pace of growth is moderating. Inventories are increasing, exports are slowing and new orders for durable goods declined. Federal Reserve policy has remained on hold.

Interest rates continued to move lower in recent months due primarily to the flight to quality buying. The yield curve continued to flatten.

HOW HAVE YOU POSITIONED THE PORTFOLIO OVER THE LAST SEVERAL MONTHS, BASED ON MARKET EVENTS?

WGT: We maintained a long duration position most recently. Across sectors, we continue to reduce our total below-investment grade exposures, as we also reduced positions in investment grade corporates and emerging markets debt. On the plus side, we added to positions in high grade asset backed securities, short-term French and German sovereigns, and agency mortgages. We will continue to maintain a defensive posture in the portfolio until we are confident that ongoing credible fiscal reforms have been in place, and results are giving evidence of significant progress toward a more settled market environment.

PLEASE DISCUSS YOUR STRATEGY FOR THE PORTFOLIO OVER THE NEXT FEW MONTHS.

WGT: Given the depth and persistence of the Asian crisis, we expect to have a bias toward maintaining a long duration position to benefit from international capital flows into the U.S. market. We will also likely continue to opportunistically lower our profile in the below-investment grade extended market sectors. We will also maintain our allocation to hedged international. When credit spreads stabilize, we expect to reallocate back to the credit-sensitive sectors.

WOULD YOU OFFER INVESTORS YOUR OUTLOOK FOR THE REST OF 1998?

WGT: We expect to see continued spread volatility in coming months given the increasingly unsettled global financial and political situation. Interest rate levels will likely remain in a trading range of 5.50-6.12%, though they could dip below these levels if there is unexpected bad news from outside the U.S. We expect the Fed to remain on hold until either relative calm returns to the global financial and currency markets or there are significant signs of increased inflation in the U.S.

PORTFOLIO FACTS

INVESTMENT OBJECTIVE
J.P. Morgan Bond Portfolio seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. The portfolio is designed for investors who seek a total return over time that is higher than that generally available from a portfolio of short-term obligations while acknowledging greater price fluctuation of longer-term instruments.

--------------------------------------------------------------------------------
COMMENCEMENT OF OPERATIONS
1/3/95

--------------------------------------------------------------------------------
NET ASSETS AS OF 6/30/98
$19,615,526

--------------------------------------------------------------------------------
DIVIDEND PAYABLE DATE (IF APPLICABLE)
12/11/98

--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/11/98

30-DAY SEC YIELD
5.48%

DURATION
6.33 years


EXPENSE RATIO
The portfolio's current annualized expense ratio of 0.75% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services, after reimbursement. The portfolio is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, safekeeping portfolio shares, or for wiring redemption proceeds from the portfolio.

PORTFOLIO HIGHLIGHTS
ALL DATA AS OF JUNE 30, 1998


PORTFOLIO ALLOCATION
(PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

U.S. GOVERNMENT AGENCY OBLIGATIONS                     30.6%

CORPORATE OBLIGATIONS                                  17.7%

U.S. TREASURY OBLIGATIONS                              14.5%

COLLATERALIZED MORTGAGE OBLIGATIONS
AND ASSET BACKED SECURITIES                            13.8%

FOREIGN GOVERNMENT OBLIGATIONS                         12.0%

SHORT-TERM INVESTMENTS                                 10.7%

FOREIGN CORPORATE OBLIGATIONS                           4.5%

SOVEREIGN BONDS                                         1.0%

CONVERTIBLE PREFERRED STOCKS                            0.5%


QUALITY BREAKDOWN

AAA*                                                     63%

AA                                                        6%

A                                                        11%

Other                                                    20%


*INCLUDES U.S. GOVERNMENT AGENCY OBLIGATIONS, U.S. TREASURY OBLIGATIONS AND SHORT-TERM INVESTMENTS.

LARGEST HOLDINGS


                                        % OF TOTAL                                             % OF TOTAL
(EXCLUDING SHORT-TERM INVESTMENTS)     INVESTMENTS     (EXCLUDING SHORT-TERM INVESTMENTS)     INVESTMENTS
---------------------------------------------------    --------------------------------------------------
FHLMC, 7.00%, DUE 2/01/28                     6.65%    GNMA, 7.00%, DUE 2/15/28                      2.80%
GERMANY UNITY FUND, 8.50%, DUE 2/20/01        4.75%    US TREASURY BOND, 6.50%, DUE 11/15/26         2.62%
GOVERNMENT OF FRANCE, 4.75%, DUE 3/12/02      4.72%    US TREASURY NOTE, 5.875%, DUE 2/15/00         2.55%
GNMA, 7.50%, DUE 5/15/28                      4.20%    US TREASURY NOTE, 6.625%, DUE 6/30/01         2.50%
US TREASURY BOND, 6.75%, DUE 8/15/26          4.04%    GNMA, 7.00%, DUE 8/15/12                      1.78%


J.P. MORGAN EQUITY PORTFOLIO

PORTFOLIO REVIEW
The J.P. Morgan Equity Portfolio returned 14.75% for the six months ended June 30, 1998. The portfolio surpassed the Lipper Variable Annuity Growth & Income Average, which returned 12.26% for the period. The S&P 500 Index returned 17.71% for the six months.

The portfolio's net asset value per share increased from $14.33 on December 31, 1997, to $16.27 on June 30, 1998. The portfolio made distributions during the year of approximately $0.10 per share from short-term capital gains, and approximately $0.07 per share from long-term capital gains. In addition, the portfolio's net assets advanced from approximately $8.9 million on December 31, 1997, to approximately $13.0 million on June 30, 1998.

EXAMINING PERFORMANCE
One way to look at performance is to review a portfolio's average annual total return. This figure takes the portfolio's actual (or cumulative) return and shows what would have happened if the portfolio had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a portfolio's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a portfolio has performed over the short term.



PERFORMANCE                         TOTAL RETURNS                AVERAGE ANNUAL TOTAL RETURNS
                                    -------------------------    -------------------------------------------
                                    THREE         SIX            ONE            THREE          SINCE
AS OF JUNE 30, 1998                 MONTHS        MONTHS         YEAR           YEARS          INCEPTION*
-------------------------------------------------------------    -------------------------------------------
J.P. Morgan Equity Portfolio        2.32%         14.75%         24.77%         25.74%         28.05%
S&P 500 Index**                     3.30%         17.71%         30.16%         30.24%         32.20%
Lipper Variable Annuity
Growth & Income Average             0.25%         12.26%         23.02%         24.98%         26.61%


*1/3/95 - COMMENCEMENT OF OPERATIONS.

**THE S&P 500 INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE AVERAGE PERFORMANCE OF 500 WIDELY HELD U.S. LARGE-CAP STOCKS. THE INDEX DOES NOT INCLUDE FEES OR OPERATING EXPENSES AND IS NOT AVAILABLE FOR DIRECT INVESTMENT.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PORTFOLIO RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF PORTFOLIO DISTRIBUTIONS, AND REFLECT THE REIMBURSEMENT OF PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER. PORTFOLIO RETURNS DO NOT REFLECT ANY SEPARATE ACCOUNT EXPENSES IMPOSED ON THE VARIABLE CONTRACTS. THESE EXPENSES MAY INCLUDE A SALES CHARGE, PREMIUM TAX CHARGE, DAC TAX SALES CHARGE, COST OF INSURANCE, MORTALITY EXPENSES, OR SURRENDER AND OTHER CHARGES. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

[PHOTOGRAPH]

The following is an interview with HENRY D. CAVANNA, a member of the portfolio management team for the J.P. Morgan Equity Portfolio. Henry joined Morgan in 1971. He is a senior U.S. equity portfolio manager in the U.S. Equity and Balanced Accounts Group. Prior to joining Morgan, Henry was with Harris Upham & Co. He received his BA from Boston College and his LLB from the University of Pennsylvania. This interview took place on July 2, 1998, and reflects Henry's views on that date.

HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT DURING THE SIX MONTHS ENDED JUNE 30, 1998?

HDC: Although the S&P 500 Index gained 17.71%, it was a rocky period from a macroeconomic standpoint. The crisis in Asia, which reared its head in late 1997, continues to unfold as we speak. The U.S. economy picked up steam, with earnings growth for large-cap stocks better than expected. Interest rates remained low, as did inflation. However, profit growth is slowing. This means that companies have less pricing power, or less ability to pass their costs on to their customers. While we believe this is a normal cyclical slowdown from a robust level, it bears watching.

The stock market continues to do well, but is more narrow than it's been at any time since the early 1970s. The largest of the large-cap stocks have been outpacing all others for four years now. This trend has been sustained by Asia's troubles, which have caused investors to seek security in large caps. We've seen an incredible flight to quality so far this year, as investors fear the impact of Asia on U.S. company earnings, prices, and demand. The spread in returns between large- and small-cap stocks continues to widen. In fact, for the first six months of 1998, the Russell 2000 Index lagged the S&P 500 by 12.78 percentage points.

HOW DID THE PORTFOLIO PERFORM RELATIVE TO THE MARKET?

HDC: For the six months ended June 30, 1998, the portfolio returned 14.75%, outpacing our peers as measured by the Lipper Variable Annuity Growth & Income Average, which returned 12.26% for the period. However, we lagged the Index, which returned 17.71%.

Our stock picking style, which is crucial to our success, has been out of favor lately. We construct a portfolio of large-cap stocks that is well-diversified and well-balanced by sector, or industry group. We seek to insulate the portfolio from major macroeconomic or market timing bets. Rather, we employ a stock-picking process that is driven by our own in-house research and analysis. The insights of our 26 equity analysts contribute significantly to the decisions of our portfolio management team.

In picking stocks for the portfolio, we focus on companies that look undervalued on a long-term basis, and we sell companies that look fully valued. These days, many of the largest companies appear fully valued to us. Yet those are the companies that have been outperforming all others. There are still plenty of large-cap stocks that we believe represent good value and that we hold, however. These include Procter & Gamble, IBM, Exxon, Bristol-Myers, and Warner-Lambert. We want to own large-cap stocks, but we want to own them at a fair price.

GIVEN THE STRONG PERFORMANCE OF THE S&P 500 INDEX, MANY INVESTORS ARE EXPRESSING INTEREST IN INDEX FUNDS. HOW WOULD YOU COUNSEL THEM?

HDC: Active money managers - those who pick stocks rather than mimicking an index - normally underperform the indexes in a narrow market. That is, when the market's performance comes largely from a small group of stocks, active managers are at a disadvantage. Investors have to ask themselves if they expect the era of the index to continue indefinitely. Markets are cyclical. Periods of outperformance by an asset class are very often followed by periods of underperformance - and vice versa.

If a baseball player who normally hits .300 experiences a period when he's hitting only .250, few managers would take him out of the lineup. They know the odds are that someone who hits .300 on average will hit .300 again. Today's market environment is challenging for active managers, but these periods don't go on forever. It's also important to note that, on an absolute basis, most active managers are performing well above the historical norms for large-cap stocks. Few if any investors are losing money these days.

The outperformance of the S&P 500 is really due to the 50 largest stocks in that index. Ten percent of the stocks in the Index account for 50% of the index's market capitalization, or size. They are the stocks with the highest returns, and the market is paying a premium for them. That's why our research views these stocks as fully valued. We also believe that, because the "Nifty Fifty" companies are more global in nature, foreign earnings are more important to them. Therefore, they are more exposed to the troubles in Asia, as well as to a strengthening U.S. dollar. The additional vulnerability that could affect these large stocks suggests to us that now is not the time to pay a premium for them.

While we aren't abandoning the Nifty Fifty, we aren't embracing them, either. We think it makes sense to own a diversified portfolio that includes these stocks - and others as well.

WHICH STOCKS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE?

HDC: EMC Corp., a technology company, benefited from its position as the leading vendor of mainframe storage systems and moved to achieve the same position in the open systems market. The company enjoyed rapidly rising demand for data storage due to increased use of the Internet and computers. We believe that EMC represents good value. The company appears well-positioned to capitalize on the growth of demand for storage.

WorldCom, Inc. is a well-positioned global telecommunications company. It is a fully integrated firm, offering local, long-distance, and Internet access services. WorldCom has been moving ahead with plans to acquire MCI Communications Corp., a move which will transform the combined company into the second-largest U.S. long-distance carrier.

Warner-Lambert benefited from the recent introductions of two exciting new drugs: Lipitor, a cholesterol-reducing drug, and Rezulin, a diabetes drug. The launch of Lipitor was the largest and most successful new drug launch in U.S. history. (That is, until Viagra.) Warner-Lambert's earnings grew rapidly, and the stock did very well during the period.

WHICH STOCKS HINDERED THE PORTFOLIO'S PERFORMANCE?

HDC: Starwood Hotels & Resorts, a real estate investment trust, suffered along with most REITs during the period. However, our research indicates that Starwood represents good value. The company recently acquired ITT Sheraton, and is trying to create synergies and improve management at several hotel properties. During the period, the stock suffered due to some controversial tax issues that remain to be resolved. The government debated whether to remove some tax advantages that have benefited Starwood. We believe these issues will be resolved, and we continue to hold the stock due to our positive outlook for Starwood's underlying businesses.

Tosco Corp., the U.S.'s largest independent refiner and marketer of petroleum products, suffered during the period from weaker oil prices caused by an unusually warm winter and by the lower commodity prices that have resulted from the Asian crisis. The company's position on the more volatile end of the energy industry, which is usually more sensitive to industry uncertainty, contributed to its losses. However, we have confidence in Tosco's management team, and we believe that the refining and marketing business is in the early stages of a long-term cyclical recovery in profitability.

WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

HDC: We do not believe that the current pace of the U.S. economy is sustainable. We are looking for the economy to slow as the impact of Asia continues to be felt. Computer companies and banks with loans in Asia, in particular, should be affected. We expect corporate profit growth in the low single digits due in part to a lack of corporate pricing power. In this environment, we believe active stock selection will have more of an impact on returns.

In spite of these challenging macroeconomic conditions, we still see low inflation and do not expect a recession. The U.S. continues to manage its business well, and it appears to be a good time to be invested in North America.

PORTFOLIO FACTS

INVESTMENT OBJECTIVE
J.P. Morgan Equity Portfolio seeks to provide a high total return from a portfolio comprised of selected equity securities. The portfolio invests primarily in the common stocks of U.S. corporations with market capitalizations above $1.5 billion. The portfolio is designed for investors who want an actively managed portfolio of selected equity securities that seeks to outperform the S&P 500 Index.


--------------------------------------------------------------------------------
COMMENCEMENT OF OPERATIONS
1/3/95

--------------------------------------------------------------------------------
NET ASSETS AS OF 6/30/98
$12,989,215

--------------------------------------------------------------------------------
DIVIDEND PAYABLE DATE (IF APPLICABLE)
12/11/98

--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/11/98


EXPENSE RATIO
The portfolio's current annualized expense ratio of 0.90% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services, after reimbursement. The portfolio is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, safekeeping portfolio shares, or for wiring redemption proceeds from the portfolio.

PORTFOLIO HIGHLIGHTS

ALL DATA AS OF JUNE 30, 1998

PORTFOLIO ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

CONSUMER GOODS & SERVICES                    21.5%

FINANCE                                      16.2%

HEALTH CARE                                  13.4%

TECHNOLOGY                                   10.5%

ENERGY                                        9.4%

INDUSTRIAL PRODUCTS & SERVICES                9.3%

UTILITIES                                     7.3%

BASIC INDUSTRIES                              6.1%

TRANSPORTATION                                1.8%

SHORT-TERM AND OTHER INVESTMENTS              4.5%

LARGEST HOLDINGS
  (EXCLUDING SHORT-TERM INVESTMENTS)              % OF TOTAL INVESTMENTS
--------------------------------------------------------------------------------
BRISTOL-MYERS SQUIBB CO. (HEALTH CARE)                       2.8%
FIRST UNION CORP. (FINANCE)                                  2.6%
TOSCO CORP (ENERGY)                                          2.6%
INTERNATIONAL BUSINESS MACHINES CORP.                        2.5%
     (TECHNOLOGY)
AMERICAN HOME PRODUCTS CORP                                  2.4%
     (HEALTH CARE)
STARWOOD HOTELS & RESORTS (FINANCE)                          2.3%
PHILIP MORRIS COMPANIES, INC.                                2.2%
     (CONSUMER GOODS & SERVICES)
WARNER-LAMBERT CO. (HEALTH CARE)                             2.1%
EMC CORP. (TECHNOLOGY)                                       2.1%
TYCO INTERNATIONAL LTD.                                      2.1%
     (INDUSTRIAL PRODUCTS & SERVICES)

J.P. MORGAN SMALL COMPANY PORTFOLIO

PORTFOLIO REVIEW
We are pleased to report that the J.P. Morgan Small Company Portfolio kept pace with its benchmark Russell 2000 Index for the six months ended June 30, 1998. The portfolio returned 4.90% for the period, versus 4.93% for the benchmark. The Lipper Variable Annuity Small Cap Funds Average earned 7.06% for the six months, surpassing the portfolio and the Index.

The portfolio's net asset value per share increased from $13.09 at December 31, 1997, to $13.52 on June 30, 1998. The porfolio made distributions during the year of approximately $0.08 per share from short-term capital gains, and approximately $0.14 per share from long-term capital gains. In addition, the portfolio's net assets advanced from approximately $5.2 million at the start of the year to approximately $5.8 million on June 30, 1998.

EXAMINING PERFORMANCE
One way to look at performance is to review a portfolio's average annual total return. This figure takes the portfolio's actual (or cumulative) return and shows what would have happened if the portfolio had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a portfolio's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a portfolio has performed over the short term.


PERFORMANCE                             TOTAL RETURNS            AVERAGE ANNUAL TOTAL RETURNS
                                        -----------------        -------------------------------
                                        THREE     SIX            ONE       THREE     SINCE
AS OF JUNE 30, 1998                     MONTHS    MONTHS         YEAR      YEARS     INCEPTION*
---------------------------------------------------------        -------------------------------
J.P. Morgan Small Company Portfolio     -7.09%    4.90%          19.55%    20.93%    23.30%

Russell 2000 Index**                    -4.66%    4.93%          16.50%    18.85%    20.51%

Lipper Variable Annuity
  Small Cap Funds Average               -4.02%    7.06%          18.35%    19.89%    21.25%


*1/3/95 -- COMMENCEMENT OF OPERATIONS.

**THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE AVERAGE PERFORMANCE OF 2000 U.S. SMALL-CAP STOCKS. THE INDEX DOES NOT INCLUDE FEES OR OPERATING EXPENSES AND IS NOT AVAILABLE FOR DIRECT INVESTMENT.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PORTFOLIO RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF PORTFOLIO DISTRIBUTIONS, AND REFLECT THE REIMBURSEMENT OF PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER. PORTFOLIO RETURNS DO NOT REFLECT ANY SEPARATE ACCOUNT EXPENSES IMPOSED ON THE VARIABLE CONTRACTS. THESE EXPENSES MAY INCLUDE A SALES CHARGE, PREMIUM TAX CHARGE, DAC TAX SALES CHARGE, COST OF INSURANCE, MORTALITY EXPENSES, OR SURRENDER AND OTHER CHARGES. HISTORICALLY SMALL-COMPANY STOCKS HAVE BEEN MORE VOLATILE THAN LARGE-COMPANY STOCKS. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

[PHOTO]

The following is an interview with STEPHEN J. RICH, a member of the portfolio management team for the J.P. Morgan Small Company Portfolio. Steve joined Morgan in 1991, and has held positions in Morgan's structured equity and balanced/equity groups. He was educated at Princeton University, and is currently pursuing a Masters degree in Business Administration at New York University. This interview took place on July 15, 1998, and reflects Steve's views on that date.

HOW DID THE SMALL-CAP MARKET BEHAVE DURING THE FIRST SIX MONTHS OF 1998?

SJR: The small-cap market experienced considerable volatility during the six months ended June 30, 1998. Troubles resurfaced in Asia, and investors fled to the perceived safety of large-cap stocks. By late June, however, as the Russell 2000 Index experienced its annual rebalancing, the market recovered a bit and appeared to enter a positive phase. The small-cap Russell 2000 gained 4.93% for the period, versus 17.71% for the S&P 500 Index of large-cap stocks.

The political and economic crises in Asia, which had first affected world markets during the fourth quarter of 1997, once again led investors away from small caps in 1998. In fact, May of 1998 saw the second-largest monthly decline for small-cap stocks, as measured by the Russell 2000, in seven years.

Small-cap stocks were also held back by what the market perceived as earnings disappointments. Earnings expectations for small caps have been higher than expectations for large-cap stocks for some time. Small-cap earnings have been stronger than large-cap earnings on an absolute basis, but the shortfall between expected and actual earnings has been greater for small stocks than for large stocks. Due to this shortfall, small-cap stocks have suffered relative to large-cap stocks.

HOW DID THE PORTFOLIO PERFORM DURING THIS VOLATILE PERIOD?

SJR: We are pleased to announce that the portfolio kept pace with its benchmark Russell 2000, returning 4.90% for the six months ended June 30, 1998, versus 4.93% for the benchmark. However, the portfolio lagged its peers, as measured by the Lipper Variable Annunity Small Cap Funds Average, which returned 7.06% for the period.

The portfolio maintains industry group, or sector, weightings close to those of the Russell 2000. This allows us to focus on stock selection as the sole source of our excess return. During the six months, our stock selection proved to be successful.

WHICH STOCKS ADDED TO THE PORTFOLIO'S RETURNS?

SJR: Our most successful holdings represent an eclectic group from an industry standpoint. This reemphasizes the benefit of our sector-neutral approach -- we can look for attractive companies anywhere.

DeKalb Genetics has been one of our largest positions for some time. It's also been one of our most successful holdings -- up 141.3% for the six months ended June 30, 1998. The company creates valuable agricultural genetics and biotechnology for seed corn products, and holds several important patents. This is a growing business, and we knew that DeKalb was well-positioned to benefit from industry consolidation. In February, DeKalb, recognizing the economies of scale needed to succeed, put itself up for sale. In mid-May, Monsanto agreed to acquire DeKalb for $100 per share. We plan to tender our shares for cash at that price.

Capital Re, a specialty insurance company, has also done well for us. The company, a niche player, is run by what we consider a very solid management team. The stock is up 15.7% for the six months -- unusually strong performance in what is typically a slow-growth business. Our success with Capital Re illustrates the benefit of our in-house research. We are often able to find attractive companies, even within staid industries.

Orbital Sciences, a technology firm, launched a satellite at end of 1997. The company was recently awarded an important government contract, and appears poised to outperform its peers. We believe that the satellite business offers significant room for growth in the future, and we see Orbital as an excellent way to profit from that growth.

WHICH STOCKS HAMPERED THE PORTFOLIO'S RETURNS?

SJR: Although we kept pace with our benchmark, we still held some stocks that disappointed us. American Pad & Paper, a market leader among pad and paper suppliers, experienced slower earnings as it worked to build a more comprehensive line of products and services without raising its prices. The company took some one-time charges as it invested in itself, and the stock price suffered as a result. Lately, however, earnings are picking up and appear to be returning to more normalized levels. We view the changes American Pad & Paper is implementing as beneficial and, at current levels, we continue to believe the company represents value.

Premiere Technologies disappointed during the six months, with a stock price decline of 65.3%. The company encountered difficulties with the integration of an earlier acquisition, and growth temporarily slowed. In addition, two customers delayed payments due to financial difficulties. Premiere is capitalizing on the opportunities provided by deregulation in the telecommunications industry. The company offers customers enhanced telephone and data features that we believe will be attractive in the future.

WHAT IS YOUR OUTLOOK FOR THE SMALL-CAP MARKET?

SJR: As markets become more volatile, we feel comfortable with the construction of our portfolio. Our broad diversification -- 250 names -- should make the portfolio a bit more resilient than our competition if market volatility continues.

Our sector-neutral approach (keeping our industry group weightings similar to those of our benchmark) means that we are neither a "growth" nor a "value" manager. While most managers choose one camp or the other, we believe that our style should be able to participate in periods when either approach is in favor. This stands us in good stead during rocky markets, when value stocks do better than growth stocks, or in calmer periods, when growth stocks prevail.

We continue to view small-cap stocks as attractive relative to large caps based on valuations. Historically, the price/earnings ratio of small-cap stocks as measured by the Russell 2000 is 25% higher than the price/earnings ratio of large-cap stocks as measured by the S&P 500. Now, however, the P/E ratio of small-cap stocks is lower than that of large-cap stocks -- an extremely unusual occurrence. We view the severe undervaluation of small stocks as a buying opportunity, and believe the portfolio is well-positioned to benefit from this opportunity.

PORTFOLIO FACTS

INVESTMENT OBJECTIVE
J.P. Morgan Small Company Portfolio seeks to provide a high total return from a portfolio comprised of equity securities of small companies. The portfolio invests at least 65% of the value of its total assets in the common stock of small U.S. companies, primarily those with market capitalizations of less than $1 billion. The portfolio is designed for investors who are willing to assume the somewhat higher risk of investing in small companies in order to seek a higher return over time than might be expected from a portfolio of stocks of large companies.


--------------------------------------------------------------------------------
COMMENCEMENT OF OPERATIONS
1/3/95

--------------------------------------------------------------------------------
NET ASSETS AS OF 6/30/98
$5,813,180

--------------------------------------------------------------------------------
DIVIDEND PAYABLE DATE (IF APPLICABLE)
12/11/98

--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/11/98


EXPENSE RATIO
The portfolio's current annualized expense ratio of 1.15% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services after reimbursement. The portfolio is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, safekeeping portfolio shares, or for wiring redemption proceeds from the portfolio.

PORTFOLIO HIGHLIGHTS
ALL DATA AS OF JUNE 30, 1998

PORTFOLIO ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)


[CHART]

FINANCE                                      23.1%

TECHNOLOGY                                   13.2%

CONSUMER GOODS & SERVICES                    12.8%

INDUSTRIAL PRODUCTS & SERVICES               11.5%

HEALTH CARE                                  10.7%

BASIC INDUSTRIES                             10.1%

UTILITIES                                     5.4%

ENERGY                                        3.5%

OTHER                                         4.0%

SHORT-TERM                                    5.7%

LARGEST HOLDINGS
(EXCLUDING SHORT-TERM INVESTMENTS)                % OF TOTAL INVESTMENTS
--------------------------------------------------------------------------------
CAPITAL RE CORP. (FINANCE)                                   3.8%

D.R. HORTON, INC.                                            2.4%
     (INDUSTRIAL PRODUCTS & SERVICES)

DEKALB GENETICS CORP., CLASS B                               2.1%
     (BASIC INDUSTRIES)

RENAISSANCERE HOLDINGS, LTD.(FINANCE)                        2.0%

INTERMET CORP.                                               1.6%
     (INDUSTRIAL PRODUCTS & SERVICES)

VENTANA MEDICAL SYSTEMS, INC. (HEALTH CARE)                  1.6%

GARDEN RIDGE CORP.
     (CONSUMER GOODS & SERVICES)                             1.4%

MUELLER INDUSTRIES, INC. (BASIC INDUSTRIES)                  1.4%

COMMERCIAL METALS CO. (BASIC INDUSTRIES)                     1.4%

CENTRAL HUDSON GAS & ELECTRIC CORP.                          1.2%
     (UTILITIES)

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO

PORTFOLIO REVIEW
The J.P. Morgan International Opportunities Portfolio provided a strong return of 8.46% for the six months ended June 30, 1998. However, the portfolio underperformed the 11.68% return of its benchmark, the MSCI All Country World ex-U.S. Index, for the same period.

The portfolio's underperformance is largely attributable to country-allocation decisions. Although the portfolio benefited from its underweight positions in Japan, Hong Kong, and Malaysia, its overweight position in Singapore offset some of the gains. Also, while stock picking in Japan, Hong Kong, and the U.K. added to returns, stock selections in Singapore hampered the portfolio's performance.

The portfolio's overall exposure to emerging markets also detracted from the its performance, as emerging markets suffered throughout the period from a pervasive flight to the quality and safety of the developed markets.

The portfolio's net asset value per share increased from $10.60 on December 31, 1997, to $10.92 on June 30, 1998, the end of the period under review, after making distributions of approximately $0.13 per share from net investment income, approximately $0.33 per share from long-term capital gains, and $0.13 per share from short-term capital gains. In addition, the portfolio's net assets advanced from $6.8 million on December 31, 1997, to $9.2 million on June 30, 1998.

EXAMINING PERFORMANCE
One way to look at performance is to review a portfolio's average annual total return. This figure takes the portfolio's actual (or cumulative) return and shows what would have happened if the portfolio had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a portfolio's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a portfolio has performed over the short term.

PERFORMANCE                                  TOTAL RETURNS            AVERAGE ANNUAL TOTAL RETURNS
                                             -----------------        -------------------------------
                                             THREE     SIX            ONE       THREE     SINCE
AS OF JUNE 30, 1998                          MONTHS    MONTHS         YEAR      YEARS     INCEPTION*
--------------------------------------------------------------        -------------------------------
J.P. Morgan International
  Opportunities Portfolio                    -2.65%     8.46%         3.60%     12.43%    11.30%

MSCI EAFE Index**                             1.06%    15.93%         6.10%     10.69%     9.90%

MSCI All Country World ex-U.S. Index***      -1.77%    11.68%         0.63%      9.01%     8.14%

Lipper Variable Annuity
  International Opportunities Average         1.35%    16.25%         9.42%     15.21%    14.69%


*1/3/95 -- COMMENCEMENT OF OPERATIONS.

**MSCI EAFE INDEX IS AN UNMANAGED INDEX USED TO TRACK THE AVERAGE PERFORMANCE OF OVER 900 SECURITIES LISTED ON THE STOCK EXCHANGES OF COUNTRIES IN EUROPE, AUSTRALASIA, AND THE FAR EAST. THE INDEX DOES NOT INCLUDE FEES OR OPERATING EXPENSES, AND IS NOT AVAILABLE FOR DIRECT INVESTMENT.

***MSCI ALL COUNTRY WORLD EX-U.S. INDEX IS AN UNMANAGED INDEX THAT MEASURES DEVELOPED AND EMERGING FOREIGN STOCK MARKET PERFROMANCE. THE INDEX DOES NOT INCLUDE FEES OR OPERATING EXPENSES, AND IS NOT AVAILABLE FOR ACTUAL INVESTMENT.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PORTFOLIO RETURNS ARE NET OF PORTFOLIO EXPENSES ONLY, INCLUDE REINVESTMENT OF DIVIDENDS, AND REFLECT THE REIMBURSEMENT OF CERTAIN PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS FOR THE PORTFOLIO. HAD EXPENSES NOT BEEN SUBSIDIZED, THE PORTFOLIO'S RETURN WOULD HAVE BEEN LOWER. PORTFOLIO RETURNS DO NOT REFLECT ANY SEPARATE ACCOUNT EXPENSES IMPOSED ON THE VARIABLE CONTRACTS WHICH MAY INCLUDE A SALES CHARGE, PREMIUM TAX CHARGE, DAC TAX SALES CHARGE, COST OF INSURANCE, MORTALITY EXPENSES, SURRENDER AND OTHER CHARGES. FOREIGN INVESTING INVOLVES SPECIAL RISKS, INCLUDING ECONOMIC AND POLITICAL INSTABILITY AND CURRENCY FLUCTUATIONS. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

[PHOTO]

Following is an interview with NIGEL F. EMMETT, a portfolio manager with the International Equity Group. Nigel joined J.P. Morgan in 1997. Prior to J.P. Morgan, he was employed by Brown Brothers Harriman & Co. in New York and Gartmore Investment Management in London. Nigel earned a BA degree in Economics from Manchester University, is an Associate Member of the Institute of Investment Management and Research (AIIMR), and is a Chartered Financial Analyst. This interview was conducted on July 9, 1998, and reflects Nigel's views on that date.

PLEASE PROVIDE A BRIEF SUMMARY AS TO THE PERFORMANCE OF EQUITY MARKETS OVER THE PAST SIX MONTHS.

NFE: There was a sharp contrast in performance between the developed and the emerging markets during the six-month period ending June, with returns being quite respectable in the developed markets, but quite poor in the emerging markets.

Asian markets, such as Indonesia and Malaysia, in particular, had problems.
Even the more developed markets of Hong Kong and Singapore also disappointed during the period. Although the economies of these countries are stronger and much better financed, Hong Kong and Singapore were still affected by the malaise of Asia's storm.

Regarding emerging markets in Latin America, the Asian crisis affected Latin America in several major ways. First, it negatively impacted the prices of copper and oil, two key commodities for the region. Secondly, it forced governments to increase interest rates to defend their currencies, and to cut back spending. However, compared with the much slower corrective action taken by governments in Asia, the prompt responses by the Latin governments were better received by investors. Performance in Latin America was good relative to Asia.

Emerging Europe -- Russia, in particular -- also had some difficulty during the period. Concerns continued to build regarding the ability of the Russian government to service its foreign debt.

Over the period as a whole, however, most developed markets managed to shake off the doom-and-gloom surrounding the emerging markets, as the world saw good returns from both the U.S. and the European equity markets.

IT SEEMED AS IF THE DUST WAS FINALLY BEGINNING TO SETTLE WITH REGARD TO THE TURMOIL IN ASIA: CONDITIONS WERE IMPROVING AND MARKETS WERE STABILIZING. AND THEN CAME MAY. WHAT EXACTLY WAS THE CATALYST FOR THE RENEWED VOLATILITY DURING THAT MONTH?

NFE: It's true, emerging markets had settled down for a bit. The International Monetary Fund (IMF) packages for Indonesia, etc. were finally in place. We also saw a turnaround in the current-account balances of

Thailand, Korea, and the Philippines. However, there was still much more improvement that needed to be made. For instance, in Korea we needed to see the large conglomerates restructure. And throughout the entire region, we needed to see the banking sector more aggressively restructure its debt. While this was beginning to happen, investors perceived it wasn't happening quickly enough. Combined with the explosion of Indonesia's political situation, already fragile markets were once again shaken in May, which started another downswing in markets both within and outside of Asia.

WHAT IS GOING TO CORRECT ASIA'S TROUBLED SITUATION?

NFE: Aside from the structural problems that will take a long time to correct -- banking reform, bad loans, high foreign debt, and so forth, any shorter term recovery would have to come from growth in external demand. With the Japanese economy remaining so weak, it is difficult to see where that stimulus would come from.

CAN YOU ELABORATE?

NFE: One notion: lack of demand for Asian exports. When Mexico had its problems in 1994 and 1995, there was a still a ready market for Mexican exports in the U.S. In essence, the U.S. provided the role of the proverbial big brother. In Asia, the hope was that Japan would play somewhat of that big brother role. However, given its own economic woes -- the fact that the Japanese economy is in such poor shape, and domestic demand so weak -- well, that's adding further to the woes in Asia. In other words, Asia will have a difficult time exporting its way to recovery without Japan's help.

THEN LET ME REPHRASE MY PREVIOUS QUESTION: WHAT IS GOING TO CORRECT JAPAN'S TROUBLED SITUATION?

NFE: In my mind, the government needs to turn around domestic demand by taking some sort of action -- like cutting income taxes, for example. Its banking system must also go through major reform. Because Japanese banks are in such bad shape, there's been a contraction in the effective money supply: most small companies -- the majority of employers -- no longer have available capital to expand their businesses. So there is a real log-jam starting with the banking system in Japan.

Japan has other major problems: inefficient corporate structures and practices and little focus on the bottom line -- to name a couple. However, the banking system and domestic demand are major problems that need to be addressed.

IS THERE ANYTHING POSITIVE ABOUT JAPAN RIGHT NOW?

NFE: Actually, export companies have been doing well, as the value of the yen has significantly declined. A cheaper yen makes Japan's goods more globally competitive, which offsets the weak demand experienced at home. While this helps, there continues to be a high level of uncertainty regarding Japan's future.

AGAINST THIS BACKDROP, HOW HAS THE PORTFOLIO PERFORMED FOR THE SIX-MONTH PERIOD ENDING JUNE?

NFE: The portfolio benefited from having underweight positions in Japan, Malaysia, and Hong Kong. What was a negative for performance, however, was its overweight position in emerging markets overall. While the portfolio maintained its underweight position in emerging Asia, which was positive, its overweight stance in Latin America detracted from performance versus its benchmark (the MSCI All Country World ex-U.S. Index) for the period.

Regarding stock-selection decisions, many of the portfolio's positions in Europe had done quite well. However, holdings in Japan detracted from returns. In the first part of 1998, many of what we perceived to be lower-quality stocks performed well in Japan, with little regard to either their earnings prospects or the strength of their balance sheets. This resulted in underperformance from the portfolio's Japanese exposure. However, as we entered the months of April and May, the market began to focus more on what we perceived as higher-quality companies with greater financial strength, which benefited the portfolio's performance during these months.

HOW ARE YOU POSITIONING THE PORTFOLIO FOR OUTPERFORMANCE GOING FORWARD?

NFE: We are actually quite optimistic about the portfolio's prospects going forward. We continue to believe that, in a relative sense, more promising equity opportunities exist outside the U.S. market.

Specifically, we still think Europe offers a reasonably healthy environment: the news flow remains positive, we continue to see earnings growth ahead of expectations, and domestic demand is stronger than expected. Restructuring continues, and merger-and-acquisition activity also continues to support share prices. Despite the fact that the strength of sterling has hurt the exporters, some U.K. companies are still quite attractive. Also, in some of the northern European markets, such as Germany and France, there are attractive opportunities, particularly in French banks.

In Asia, excluding Japan, we continue to be nervous about Malaysia, where we feel that further economic restructuring is called for. Although, within the region, we can find value in some Australian stocks.

We continue to think that the Japanese market will be difficult in the short-term. While Japanese valuations are no longer extremely expensive when compared with the rest of the world, many Japanese companies, particularly domestic companies, still have fundamental issues to come to grips with. Although there are some undervalued companies there, Japan will be challenging during the next several months.

In terms of emerging markets, there too, it is going to be a difficult environment. However, on a medium-term perspective, not focusing too much on individual countries, but on bottom-up stock selection, there are some interesting opportunities developing, particularly in some of the north-Asian markets, such as Thailand, Korea, and the Philippines.

PORTFOLIO FACTS

INVESTMENT OBJECTIVE
J.P. Morgan International Opportunities Portfolio seeks to provide a high total return from a portfolio comprised of equity securities of foreign corporations. The portfolio is designed for investors with a long-term investment horizon who want to diversify their investments by adding international equities and take advantage of investment opportunities outside the U.S. As an international investment, the portfolio is subject to foreign market, political, and currency risks.


--------------------------------------------------------------------------------
COMMENCEMENT OF OPERATIONS
1/3/95

--------------------------------------------------------------------------------
NET ASSETS AS OF 6/30/98
$9,201,808

--------------------------------------------------------------------------------
DIVIDEND PAYABLE DATE (IF APPLICABLE)
12/18/98

--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/18/98


EXPENSE RATIO
The portfolio's annualized expense ratio of 1.20% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services, after reimbursement. The portfolio is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, safekeeping portfolio shares, or for wiring redemption proceeds from the portfolio.

PORTFOLIO HIGHLIGHTS
ALL DATA AS OF JUNE 30, 1998

PORTFOLIO ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)


[CHART]

EUROPE/AFRICA                                72.5%

JAPAN                                        12.6%

ASIA PACIFIC                                  8.5%

LATIN AMERICA                                 5.1%

OTHER                                         1.3%

LARGEST HOLDINGS
(EXCLUDING SHORT-TERM INVESTMENTS)                % OF TOTAL INVESTMENTS
--------------------------------------------------------------------------------
UBS AG (SWITZERLAND)                                        2.80%

VIVENDI (FRANCE)                                            2.46%

NESTLE SA (SWITZERLAND)                                     1.93%

RWE AG (GERMANY)                                            1.72%

MUENCHENER RUECKVERSICHERUNGS-
     GESELLSCHAFT AG (GERMANY)                              1.63%

SOCIETE GENERALE (FRANCE)                                   1.62%

DEUTSCHE BANK AG (GERMANY)                                  1.62%

IBERDROLA SA (SPAIN)                                        1.59%

RHODIA, INC. (FRANCE)                                       1.57%

DRESDNER BANK AG (GERMANY)                                  1.54%

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC. IS THE TRUST'S INVESTMENT ADVISOR. SHARES OF THE PORTFOLIOS PRESENTLY ARE OFFERED ONLY TO VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS ESTABLISHED BY INSURANCE COMPANIES TO FUND VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND QUALIFIED PENSION AND RETIREMENT PLANS OUTSIDE THE SEPARATE ACCOUNT CONTEXT.

Shares of the portfolios and investments in the variable contracts are not bank deposits and are not guaranteed by any bank, government entity, or the FDIC. Return and share price will fluctuate and redemption value may be more or less than original cost.

Reference to specific securities and their issuers are for illustrative purposes only and should not be interpreted as recommendations to purchase or sell these securities. There is no assurance the portfolios will continue to hold these securities. Opinions expressed herein are subject to change without notice.

PLEASE CALL (800) 221-7930 FOR A PROSPECTUS WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING CONTRACT CHARGES AND DEDUCTIONS, AND PORTFOLIO FEES AND EXPENSES. PLEASE READ THE PROSPECTUSES FOR COMPLETE DETAILS INCLUDING RISK CONSIDERATIONS.

J.P. MORGAN TREASURY MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

  PRINCIPAL                                                                           YIELD TO
    AMOUNT                                                                            MATURITY/
(IN THOUSANDS)                  SECURITY DESCRIPTION                 MATURITY DATES     RATE         VALUE
--------------    -------------------------------------------------  --------------   ---------   -----------
U.S. TREASURY OBLIGATIONS (99.2%)
$       1,590     United States Treasury Bills.....................       07/09/98       4.930%   $ 1,588,258
           50     United States Treasury Notes.....................       10/31/98       5.875         50,075
                                                                                                  -----------
                      TOTAL U.S. TREASURY OBLIGATIONS..............                                 1,638,333
                                                                                                  -----------

OTHER INVESTMENT COMPANIES (0.9%)
           15     Seven Seas Money Market Fund.....................       07/01/98       5.300         14,592
                                                                                                  -----------
                  TOTAL INVESTMENTS (COST $1,652,890) (100.1%).................................     1,652,925
                  LIABILITIES IN EXCESS OF OTHER ASSETS (-0.1%)................................        (2,265)
                                                                                                  -----------
                  NET ASSETS (100.0%)..........................................................   $ 1,650,660
                                                                                                  -----------
                                                                                                  -----------

------------------------------
Note: The cost of investments for federal income tax purposes at June 30, 1998, was substantially the same as the cost for financial statement purposes. The aggregate gross unrealized appreciation and depreciation was $35 and $0, respectively, resulting in net unrealized appreciation of $35.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

                     PRINCIPAL
                       AMOUNTl                                        SECURITY DESCRIPTION                 MOODY'S/S&P
                 ------------------                     -------------------------------------------------  ------------
COLLATERALIZED MORTGAGE OBLIGATIONS AND ASSET BACKED SECURITIES (14.1%)
FINANCIAL SERVICES (14.1%)
$                                            200,000    Bear Stearns Structured Securities Inc., Remic:
                                                          Sequential Payer, Series 1997-2, Class 1A5,
                                                          Callable, (144A), 7.00% due 08/25/36...........     Aaa/NR
                                              75,000    BTC Mortgage Investment Trust, Series 1997-S1,
                                                          Class B, (144A), 6.45% due 12/31/09............    Aaa/AAA
                                             189,580    Countrywide Home Loans, Remic: Sequential Payer,
                                                          Series 1998-5, Class A, Callable, 6.75% due
                                                          05/25/28.......................................     NR/AAA
                                             190,820    CS First Boston Mortgage Securities Corp.,
                                                          Sequential Payer, Series 1997-C2, Class A1,
                                                          Callable, 6.40% due 02/17/04...................    Aaa/AAA
                                             100,000    CS First Boston Mortgage Securities Corp., Series
                                                          1997-C2, Class B, Callable, 6.72% due
                                                          11/19/07.......................................     Aa2/NR
                                             175,000    Deutsche Mortgage & Asset Receiving Corp.,
                                                          Sequential Payer, Series 1998-C1, Class A2,
                                                          Callable, 6.54% due 06/15/31...................     Aaa/NR
                                             172,815    Deutsche Mortgage & Asset Receiving Corp., Series
                                                          1998-C1, 6.22% due 06/15/31....................    AAA/Aaa
                                             200,000    First Omni Credit Card Master Trust, Series
                                                          1996-A, Class A, Callable, 6.65% due
                                                          09/15/03.......................................    Aaa/AAA
                                              60,000    Green Tree Financial Corp., Sequential Payer,
                                                          Series 1994-1, Class A4, Callable, 7.20% due
                                                          04/15/19.......................................     Aa2/NA
                                             200,000    Green Tree Home Improvement Loan Trust,
                                                          Sequential Payer, AS, Series 1997-E, Class
                                                          HEA2, Callable, 6.39% due 01/15/29.............     NR/AAA
                                              15,150    Green Tree Recreational, Equipment & Consumer
                                                          Trust, Sequential Payer, Series 1996-A, Class
                                                          A1, Callable, 5.55% due 02/15/18...............    Aaa/AAA
                                             200,000    Morgan Stanley Capital I, Subordinated Bond,
                                                          CSTR, Series 1997-RR, Class D, Callable,
                                                          (144A), 7.76% due 04/30/39.....................     NR/NR
                                             168,177    Morgan Stanley Capital I, Sequential Payer, AFC,
                                                          Series 1998-WF1, Class A1, 6.25% due
                                                          07/15/07.......................................     NR/AAA
                                               4,760    Premier Auto Trust, Sequential Payer, Series
                                                          1993-6, Class A2, Callable, 4.65% due
                                                          11/02/99.......................................    Aaa/AAA
                                             299,983    Premier Auto Trust, Sequential Payer, Series
                                                          1995-3, Class A5, Callable, 6.15% due
                                                          03/06/00.......................................    Aaa/AAA
                                             200,000    Sears Credit Account Master Trust, Series 1996-2,
                                                          Class A, Callable, 6.50% due 10/15/03..........    Aaa/AAA
                                             100,000    The Money Store Home Equity Trust, Series 1997-B,
                                                          Class A3, Callable, 6.52% due 07/15/12.........    Aaa/AAA
                                              84,541    World Omni Automobile Lease Securitization Trust,
                                                          Sequential Payer, Series 1996-A, Class A1,
                                                          Callable, 6.30% due 06/25/02...................    Aaa/AAA
                                              54,458    World Omni Automobile Lease Securitization Trust,
                                                          Sequential Payer, Series 1996-B, Class A1,
                                                          Callable, 5.95% due 11/15/02...................    Aaa/AAA
                                              49,974    World Omni Automobile Lease Securitization Trust,
                                                          Sequential Payer, Series 1997-A, Class A2,
                                                          Callable, 6.75% due 06/25/03...................    Aaa/AAA
                                                            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS AND
                                                              ASSET BACKED SECURITIES (COST
                                                              $2,736,269)................................

                     PRINCIPAL
                       AMOUNTl                           VALUE
                 ------------------                   ------------
COLLATERALIZED MORTGAGE OBLIGATIONS AND ASSET BACKED
FINANCIAL SERVICES (14.1%)
$                                            200,000

                                                      $    200,500
                                              75,000
                                                            75,117
                                             189,580

                                                           188,366
                                             190,820

                                                           193,145
                                             100,000

                                                           102,906
                                             175,000

                                                           178,760
                                             172,815
                                                           174,125
                                             200,000

                                                           205,814
                                              60,000

                                                            61,934
                                             200,000

                                                           201,122
                                              15,150

                                                            15,083
                                             200,000

                                                           192,812
                                             168,177

                                                           170,489
                                               4,760

                                                             4,729
                                             299,983

                                                           301,029
                                             200,000
                                                           201,164
                                             100,000
                                                           101,286
                                              84,541

                                                            84,630
                                              54,458

                                                            54,479
                                              49,974

                                                            50,994
                                                      ------------

                                                         2,758,484
                                                      ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

                     PRINCIPAL
                       AMOUNTl                                        SECURITY DESCRIPTION                 MOODY'S/S&P
                 ------------------                     -------------------------------------------------  ------------
CONVERTIBLE BONDS (0.0%)
RETAIL (0.0%)
$                                             10,000    Corporate Express, Inc., Callable 07/01/99, 4.50%
                                                          due 07/01/00 (cost $8,992).....................      B3/B

CORPORATE OBLIGATIONS (18.0%)
AEROSPACE (0.9%)
                                              50,000    Lockheed Martin Corp., 6.55% due 05/15/99........    A3/BBB+
                                             100,000    Northrop Grumman Corp., Callable 10/15/04, 9.38%
                                                          due 10/15/24...................................   Baa3/BBB-

APPARELS & TEXTILES (0.2%)
                                              25,000    Fruit of the Loom Inc., 6.50% due 11/15/03.......    BB+/Ba1
                                              25,000    Fruit of the Loom Inc., 7.88% due 10/15/99.......    Ba1/BBB-

BANKING (0.3%)
                                              50,000    Keycorp, 8.40% due 04/01/99......................    A2/BBB+

BROADCASTING & PUBLISHING (0.4%)
                                              27,000    Capstar Broadcasting, Callable 02/01/02, 12.75%
                                                          due 02/01/09...................................     NR/B-
                                              40,000    Clear Channel Communication, Inc., Callable,
                                                          7.25% due 10/15/27.............................   Baa3/BBB-
                                              15,000    Rogers Cablesystems Ltd., Callable 12/01/02,
                                                          10.00% due 12/01/07............................    Ba3/BB+

CHEMICALS (0.8%)
                                             150,000    Cytec Industries Inc., 6.85% due 05/11/05 (v)....    BBB/Baa2

ELECTRIC (0.3%)
                                              50,000    Pacific Corp., Series H, Callable, 6.75% due
                                                          07/15/04.......................................      A2/A

ELECTRONICS (0.3%)
                                              50,000    Motorola Inc., 7.50% due 05/15/25................     Aa3/AA

ENERGY SOURCE (0.6%)
                                             100,000    NGC Corp., 7.63% due 10/15/26....................   Baa2/BBB+

                     PRINCIPAL
                       AMOUNTl                           VALUE
                 ------------------                   ------------
CONVERTIBLE BONDS (0.0%)
RETAIL (0.0%)
$                                             10,000
                                                      $      9,187
                                                      ------------
CORPORATE OBLIGATIONS (18.0%)
AEROSPACE (0.9%)
                                              50,000        50,217
                                             100,000
                                                           120,852
                                                      ------------
                                                           171,069
                                                      ------------
APPARELS & TEXTILES (0.2%)
                                              25,000        24,165
                                              25,000        25,273
                                                      ------------
                                                            49,438
                                                      ------------
BANKING (0.3%)
                                              50,000        50,833
                                                      ------------
BROADCASTING & PUBLISHING (0.4%)
                                              27,000
                                                            20,520
                                              40,000
                                                            42,062
                                              15,000
                                                            16,650
                                                      ------------
                                                            79,232
                                                      ------------
CHEMICALS (0.8%)
                                             150,000       150,594
                                                      ------------
ELECTRIC (0.3%)
                                              50,000
                                                            51,466
                                                      ------------
ELECTRONICS (0.3%)
                                              50,000        57,164
                                                      ------------
ENERGY SOURCE (0.6%)
                                             100,000       111,124
                                                      ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

                     PRINCIPAL
                       AMOUNTl                                        SECURITY DESCRIPTION                 MOODY'S/S&P
                 ------------------                     -------------------------------------------------  ------------
ENTERTAINMENT, LEISURE & MEDIA (0.6%)
$                                             30,000    Fox/Liberty Networks LLC, Callable 08/15/02,
                                                          8.88% due 08/15/07.............................      B1/B
                                              30,000    Jacor Communications Co., Series B, Callable
                                                          06/15/02, 8.75% due 06/15/07...................      B2/B
                                              50,000    Lamar Advertising Co., Callable 09/15/02, 8.63%
                                                          due 09/15/07...................................      B1/B

FINANCIAL SERVICES (8.5%)
                                             100,000    ABN Amro Bank NV (Chicago), 7.55% due 06/28/06...    Aa2/AA-
                                              45,000    Associates Corp. North America, 5.96% due
                                                          05/15/37.......................................    Aa3/AA-
                                             100,000    Banc One Corp., 7.63% due 10/15/26...............     A1/A+
                                              50,000    Chrysler Financial Corp., Series P, 6.32% due
                                                          07/14/99.......................................      A3/A
                                              50,000    FCB/NC Capital Trust 1, Callable 03/01/08,
                                                          (144A), 8.05% due 03/01/28.....................    Baa3/BB+
                                              50,000    Ford Motor Credit Co., 6.38% due 09/15/99........      A1/A
                                             300,000    Ford Motor Credit Corp., 7.47% due 07/29/99......      A1/A
                                              50,000    General Motors Acceptance Corp., 5.90% due
                                                          03/06/00.......................................     A3/A-
                                             300,000    General Motors Acceptance Corp., 6.70% due
                                                          06/24/99.......................................      A2/A
                                              50,000    Household Finance Co., 6.78% due 04/17/01........      A2/A
                                             100,000    Keystone Financial Inc., 6.50% due 05/31/08......   BBB+/Baa2
                                             100,000    Nationsbank Corp., 7.25% due 10/15/25............      A2/A
                                             100,000    Safeco Capital Trust I, 8.07% due 07/15/37.......     NR/NR
                                              50,000    Sears Roebuck Acceptance Corp., Series 1, 6.22%
                                                          due 03/25/99...................................     A2/A-
                                             175,000    US West Capital Funding Inc., 6.25% due
                                                          07/15/05.......................................     A3/A-

HEALTH SERVICES (0.5%)
                                              25,000    Genesis Health Ventures Inc., Callable 06/15/00,
                                                          9.75% due 06/15/05.............................     B2/B-
                                              10,000    Paracelsus Healthcare Corp., Callable 08/15/01,
                                                          10.00% due 08/15/06............................     B3/B-
                                              40,000    Tenet Healthcare Corp., (144A), Callable, 7.63%
                                                          due 06/01/08...................................    BB-/Ba3
                                              15,000    Tenet Healthcare Corp., Callable 01/15/02, 8.63%
                                                          due 01/15/07...................................     Ba3/B+

METALS & MINING (0.3%)
                                              50,000    P&L Coal Holdings Corp., (144A), Callable
                                                          05/15/03, 9.63% due 05/15/08...................      B/B2

MULTI - INDUSTRY (0.5%)
                                             100,000    LasmoUSA Inc., 7.30% due 11/15/27................    Baa2/BBB

NATURAL GAS (1.4%)
                                              50,000    Atlantic Richfield Co., 8.25% due 02/01/22.......      A2/A
                                             200,000    Columbia Gas Systems, Series G, 7.62% due
                                                          11/28/25.......................................   Baa1/BBB+

                     PRINCIPAL
                       AMOUNTl                           VALUE
                 ------------------                   ------------
ENTERTAINMENT, LEISURE & MEDIA (0.6%)
$                                             30,000
                                                      $     30,375
                                              30,000
                                                            31,200
                                              50,000
                                                            51,187
                                                      ------------
                                                           112,762
                                                      ------------
FINANCIAL SERVICES (8.5%)
                                             100,000       108,405
                                              45,000
                                                            45,246
                                             100,000       112,229
                                              50,000
                                                            50,204
                                              50,000
                                                            51,876
                                              50,000        50,241
                                             300,000       304,737
                                              50,000
                                                            49,948
                                             300,000
                                                           302,520
                                              50,000        50,941
                                             100,000       100,321
                                             100,000       108,445
                                             100,000       108,021
                                              50,000
                                                            50,130
                                             175,000
                                                           174,263
                                                      ------------
                                                         1,667,527
                                                      ------------
HEALTH SERVICES (0.5%)
                                              25,000
                                                            25,625
                                              10,000
                                                             9,925
                                              40,000
                                                            40,213
                                              15,000
                                                            15,571
                                                      ------------
                                                            91,334
                                                      ------------
METALS & MINING (0.3%)
                                              50,000
                                                            51,375
                                                      ------------
MULTI - INDUSTRY (0.5%)
                                             100,000       105,267
                                                      ------------
NATURAL GAS (1.4%)
                                              50,000        60,911
                                             200,000
                                                           211,710
                                                      ------------
                                                           272,621
                                                      ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

                     PRINCIPAL
                       AMOUNTl                                        SECURITY DESCRIPTION                 MOODY'S/S&P
                 ------------------                     -------------------------------------------------  ------------
OIL-PRODUCTION (0.2%)
$                                             30,000    Ocean Energy Inc., Series B, Callable 07/15/02,
                                                          8.88% due 07/15/07.............................     B3/BB-
                                              15,000    Plains Resources Inc., Series D, Callable
                                                          03/15/01, 10.25% due 03/15/06..................      NR/B

PERSONAL CARE (0.3%)
                                              50,000    Procter & Gamble Co., 6.45% due 01/15/26.........     Aa2/AA

POLLUTION CONTROL (0.0%)
                                               5,000    Allied Waste North America Inc., Callable
                                                          12/01/01, 10.25% due 12/01/06..................     B2/B+

TELECOMMUNICATIONS (0.2%)
                                              15,000    McLeodUSA, Inc., Callable 07/15/02, 9.25% due
                                                          07/15/07.......................................     B2/B+
                                              15,000    Qwest Communications International Inc., Series
                                                          B, Callable 04/01/02, 10.88% due 04/01/07......     B2/B+

TELEPHONE (1.3%)
                                             250,000    Pacific Bell/SBC Communications Inc., 6.13% due
                                                          02/15/08.......................................     AA-/A1

TEXTILES (0.2%)
                                              15,000    Polymer Group Inc., Series B, Callable 07/01/02,
                                                          9.00% due 07/01/07.............................      B2/B
                                              20,000    Westpoint Stevens Inc. (144A), 7.88% due
                                                          06/15/05.......................................     Ba3/BB

TRANSPORTATION (0.1%)
                                              15,000    Atlantic Express Transportation Corp., Callable
                                                          02/01/01, 10.75% due 02/01/04..................      B2/B

UTILITIES (0.1%)
                                              15,000    Calpine Corp., (144A), 7.88% due 04/01/08........    Ba2/BB-
                                                            TOTAL CORPORATE OBLIGATIONS (COST
                                                              $3,378,893)................................
FOREIGN CORPORATE OBLIGATIONS (4.5%)
CANADA (3.1%)
BANKING
                                              75,000    Canadian Imperial Bank, 6.20% due 08/01/00.......    Aa3/AA-

                     PRINCIPAL
                       AMOUNTl                           VALUE
                 ------------------                   ------------
OIL-PRODUCTION (0.2%)
$                                             30,000
                                                      $     31,350
                                              15,000
                                                            15,638
                                                      ------------
                                                            46,988
                                                      ------------
PERSONAL CARE (0.3%)
                                              50,000        51,113
                                                      ------------
POLLUTION CONTROL (0.0%)
                                               5,000
                                                             5,506
                                                      ------------
TELECOMMUNICATIONS (0.2%)
                                              15,000
                                                            15,525
                                              15,000
                                                            17,381
                                                      ------------
                                                            32,906
                                                      ------------
TELEPHONE (1.3%)
                                             250,000
                                                           248,728
                                                      ------------
TEXTILES (0.2%)
                                              15,000
                                                            15,263
                                              20,000
                                                            20,000
                                                      ------------
                                                            35,263
                                                      ------------
TRANSPORTATION (0.1%)
                                              15,000
                                                            15,975
                                                      ------------
UTILITIES (0.1%)
                                              15,000        14,813
                                                      ------------

                                                         3,473,098
                                                      ------------
FOREIGN CORPORATE OBLIGATIONS (4.5%)
CANADA (3.1%)
BANKING
                                              75,000        75,515
                                                      ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

                     PRINCIPAL
                       AMOUNTl                                        SECURITY DESCRIPTION                 MOODY'S/S&P
                 ------------------                     -------------------------------------------------  ------------
FINANCIAL SERVICES
$                                            200,000    McKesson Finance of Canada, (144A), 6.55% due
                                                          11/01/02.......................................      A3/A

FOOD, BEVERAGES & TOBACCO
                                              25,000    Cott Corp., Callable 07/01/00, 8.50% due
                                                          05/01/07.......................................     Ba3/B+

OIL PRODUCTION
                                              50,000    Express Pipeline LP, Series B, Sinking Fund,
                                                          Callable, (144A), 7.39% due 12/31/17...........   Baa3/BBB-

TRANSPORT & SERVICES
                                             250,000    Laidlaw Inc., 6.50% due 05/01/05.................   Baa3/BBB+

CHINA (0.1%)
FINANCIAL SERVICES
                                              40,000    Guangdong International Trust & Investment Corp.,
                                                          (144A), 8.75% due 10/24/16.....................   Baa2/BBB-

MEXICO (0.2%)
FOREST PRODUCTS & PAPER
                                              35,000    Copamex Industrias SA de CV, Series B, Callable
                                                          04/30/02, 11.38% due 04/30/04..................     NR/NR

PHILIPPINES (0.1%)
TELEPHONE
                                              15,000    Philippine Long Distance Telephone, Series E,
                                                          7.85% due 03/06/07.............................    Ba2/BB+

UNITED KINGDOM (0.9%)
BANKING
                                             175,000    Midland Bank PLC, 7.63% due 06/15/06.............     Aa3/A

VENEZUELA (0.1%)
FINANCIAL SERVICES
                                              15,000    CANTV Finance Ltd., 9.25% due 02/01/04...........     Ba2/B+
                                                            TOTAL FOREIGN CORPORATE OBLIGATIONS (COST
                                                              $892,460)..................................

                     PRINCIPAL
                       AMOUNTl                           VALUE
                 ------------------                   ------------
FINANCIAL SERVICES
$                                            200,000
                                                      $    202,320
                                                      ------------
FOOD, BEVERAGES & TOBACCO
                                              25,000
                                                            24,625
                                                      ------------
OIL PRODUCTION
                                              50,000
                                                            49,250
                                                      ------------
TRANSPORT & SERVICES
                                             250,000       250,298
                                                      ------------
                                                           602,008
                                                      ------------
CHINA (0.1%)
FINANCIAL SERVICES
                                              40,000
                                                            30,963
                                                      ------------
MEXICO (0.2%)
FOREST PRODUCTS & PAPER
                                              35,000
                                                            36,400
                                                      ------------
PHILIPPINES (0.1%)
TELEPHONE
                                              15,000
                                                            13,022
                                                      ------------
UNITED KINGDOM (0.9%)
BANKING
                                             175,000       188,074
                                                      ------------
VENEZUELA (0.1%)
FINANCIAL SERVICES
                                              15,000        14,259
                                                      ------------

                                                           884,726
                                                      ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

                     PRINCIPAL
                       AMOUNTl                                        SECURITY DESCRIPTION                 MOODY'S/S&P
                 ------------------                     -------------------------------------------------  ------------
FOREIGN GOVERNMENT OBLIGATIONS (12.2%)
CANADA (2.6%)
$                                            175,000    Hydro-Quebec, Series HQ, 9.50% due 11/15/30......     A2/A+
                                             250,000    Province of Ontario, 7.63% due 06/22/04..........    Aa3/AA-

FRANCE (4.8%)
                                       FRF 5,600,000    Government of France, 4.75% due 03/12/02.........     NR/NR

GERMANY (4.8%)
                                       DEM 1,545,000    German Unity Fund, 8.50% due 02/20/01............     NR/NR
                                                            TOTAL FOREIGN GOVERNMENT OBLIGATIONS (COST
                                                              $2,411,141)................................

SOVEREIGN BONDS (1.0%)
BRAZIL (0.2%)
                                              58,011    Republic of Brazil C Bonds, Callable 10/15/98,
                                                          Sinking Fund, 8.00% due 04/15/14 (v)...........     B1/BB-

ITALY (0.5%)
                                             100,000    Republic of Italy, 6.88% due 09/27/23............     Aa3/AA

MEXICO (0.2%)
                                              50,000    Petroleos Mexicanos, (144A), 7.75% due
                                                          10/29/99.......................................     Ba2/BB

POLAND (0.1%)
                                              15,000    Republic of Poland, (144A), Callable 04/27/98,
                                                          4.00% due 10/27/14 (v).........................   Baa3/BBB-
                                                            TOTAL SOVEREIGN BONDS (COST $207,442)........

                     PRINCIPAL
                       AMOUNTl                           VALUE
                 ------------------                   ------------
FOREIGN GOVERNMENT OBLIGATIONS (12.2%)
CANADA (2.6%)
$                                            175,000  $    241,413
                                             250,000       271,560
                                                      ------------
                                                           512,973
                                                      ------------
FRANCE (4.8%)
                                       FRF 5,600,000       940,029
                                                      ------------
GERMANY (4.8%)
                                       DEM 1,545,000       947,097
                                                      ------------

                                                         2,400,099
                                                      ------------
SOVEREIGN BONDS (1.0%)
BRAZIL (0.2%)
                                              58,011
                                                            42,783
                                                      ------------
ITALY (0.5%)
                                             100,000       109,377
                                                      ------------
MEXICO (0.2%)
                                              50,000
                                                            50,275
                                                      ------------
POLAND (0.1%)
                                              15,000
                                                            13,500
                                                      ------------
                                                           215,935
                                                      ------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (25.8%)
FEDERAL HOME LOAN MORTGAGE CORP. (10.4%)
                                            122,200     6.00% due 04/01/11...............................       121,202
                                            310,000     6.50% due 09/15/23...............................       314,610
                                              1,800     6.50% due 06/01/28...............................         1,794
                                            115,945     7.00% due 02/01/26...............................       117,639
                                          1,305,437     7.00% due 02/01/28...............................     1,325,006
                                             35,244     8.00% due 11/01/26...............................        36,418
                                            118,570     8.50% due 08/01/26...............................       123,548
                                                                                                           ------------
                                                                                                              2,040,217
                                                                                                           ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

                     PRINCIPAL
                       AMOUNTl                                        SECURITY DESCRIPTION                    VALUE
                  ---------------                       -------------------------------------------------  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (3.8%)
$                                           349,708     7.00% due 05/01/28...............................  $    354,625
                                             81,371     8.50% due 05/01/09...............................        84,608
                                            300,000     Remic: PAC-1(11), Series 1993-78, Class G, 6.50%
                                                          due 11/25/07...................................       305,697
                                                                                                           ------------
                                                                                                                744,930
                                                                                                           ------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (11.6%)
                                            105,964     6.50% due 12/15/23...............................       105,813
                                            346,527     7.00% due 08/15/12...............................       355,052
                                            550,000     7.00% due 02/15/28...............................       558,762
                                            114,226     7.50% due 02/15/26...............................       117,310
                                             92,871     7.50% due 02/15/27...............................        95,407
                                            814,562     7.50% due 05/15/28...............................       836,962
                                            205,139     7.50% due 06/15/28...............................       210,780
                                                                                                           ------------
                                                                                                              2,280,086
                                                                                                           ------------
                                                            TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                                                             (COST $5,048,037)...........................     5,065,233
                                                                                                           ------------

U.S. TREASURY OBLIGATIONS (14.7%)
U.S. TREASURY BONDS (6.7%)
                                            470,000     6.50% due 11/15/26...............................       521,526
                                            703,000     6.75% due 08/15/26...............................       804,253
                                                                                                           ------------
                                                                                                              1,325,779
                                                                                                           ------------

U.S. TREASURY NOTES (8.0%)
                                              5,000     5.75% due 08/15/03...............................         5,052
                                            505,000     5.88% due 02/15/00...............................       507,707
                                            312,000     6.25% due 02/28/02...............................       318,905
                                            485,000     6.63% due 06/30/01...............................       498,944
                                            210,000     6.88% due 05/15/06...............................       227,262
                                             15,000     7.88% due 11/15/04...............................        16,839
                                                                                                           ------------
                                                                                                              1,574,709
                                                                                                           ------------
                                                            TOTAL U.S. TREASURY OBLIGATIONS (COST
                                                             $2,846,786).................................     2,900,488
                                                                                                           ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

     SHARES                        SECURITY DESCRIPTION                 MOODY'S/S&P       VALUE
-----------------    -------------------------------------------------  ------------   ------------
CONVERTIBLE PREFERRED STOCKS (0.5%)
INDUSTRIAL PRODUCTS & SERVICES (0.5%)
              100    Home Ownership Funding, (144A), 13.33% due
                       12/30/06 (cost $100,104).......................     Aaa/NR      $     95,645
                                                                                       ------------

                     PRINCIPAL
                       AMOUNTl
                  ---------------
SHORT-TERM INVESTMENTS (10.8%)
U.S. TREASURY OBLIGATIONS (10.8%)
U.S. TREASURY BILLS
$                                         2,119,000     4.64-4.81%, due 07/23/98 (s).....................     2,112,832
                                             11,000     4.85%, due 07/09/98..............................        10,988
                                                                                                           ------------
                                                                                                              2,123,820
                                                                                                           ------------

OTHER INVESTMENT COMPANIES (0.0%)
                                                 51     Seven Seas Money Market Fund 5.30% due
                                                          07/01/98.......................................            51
                                                                                                           ------------
                                                            TOTAL SHORT-TERM INVESTMENTS (COST
                                                             $2,123,871).................................     2,123,871
                                                                                                           ------------
                                                        TOTAL INVESTMENTS (COST $19,753,995) (101.6%)....    19,926,766
                                                        LIABILITIES IN EXCESS OF OTHER ASSETS (-1.6%)....      (311,240)
                                                                                                           ------------
                                                        NET ASSETS (100.0%)..............................  $ 19,615,526
                                                                                                           ------------
                                                                                                           ------------

------------------------------
Note: The cost of investments for federal income tax purposes at June 30, 1998 was substantially the same as the cost for financial statement purposes. The aggregate gross unrealized appreciation and depreciation was $269,775 and $58,444, respectively, resulting in net unrealized appreciation of $211,331.

l Denominated in USD unless otherwise indicated.

(s) Security is fully or partially segregated with custodian as collateral for futures contracts or with broker as initial margin for futures contracts.

(v) Rate shown reflects current rate on variable or floating rate instrument or instrument with step coupon rate.

Abbreviations used in the schedule of investments are as follows:

144A -- Securities restricted for resale to Qualified Institutional Buyers.

DEM -- German Marc

FRF -- French Franc

NR -- Not Rated

Remic -- Real Estate Mortgage Investment Conduit

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   ------------
COMMON STOCKS (97.5%)
BASIC INDUSTRIES (6.2%)
CHEMICALS (3.4%)
E.I. du Pont de Nemours & Co.....................        2,900   $    216,412
Rohm & Haas Co...................................        1,700        176,694
Union Carbide Corp...............................          900         48,037
                                                                 ------------
                                                                      441,143
                                                                 ------------
FOREST PRODUCTS & PAPER (1.4%)
Georgia-Pacific Corp.............................          500         29,469
Temple-Inland, Inc...............................        2,800        150,850
                                                                 ------------
                                                                      180,319
                                                                 ------------

METALS & MINING (1.4%)
Allegheny Teledyne, Inc..........................        8,200        187,575
                                                                 ------------
  TOTAL BASIC INDUSTRIES.........................                     809,037
                                                                 ------------

CONSUMER GOODS & SERVICES (22.0%)
AUTOMOTIVE (0.7%)
Goodyear Tire and Rubber Co......................        1,400         90,212
                                                                 ------------

BROADCASTING & PUBLISHING (1.1%)
Comcast Corp., Class A...........................        3,500        142,078
                                                                 ------------
ENTERTAINMENT, LEISURE & MEDIA (4.1%)
Hasbro, Inc......................................        2,400         94,350
International Game Technology....................        7,100        172,175
Mirage Resorts, Inc.+............................        2,900         61,806
Seagram Company Ltd.(i)..........................        5,100        208,781
                                                                 ------------
                                                                      537,112
                                                                 ------------

FOOD, BEVERAGES & TOBACCO (7.6%)
Anheuser Busch Companies, Inc....................        4,900        231,219
General Mills, Inc...............................        2,000        136,750
PepsiCo, Inc.....................................        4,300        177,106
Philip Morris Companies, Inc.....................        7,400        291,375
Ralston-Ralston Purina Group.....................        1,300        151,856
                                                                 ------------
                                                                      988,306
                                                                 ------------

HOUSEHOLD PRODUCTS (2.0%)
Procter & Gamble Co..............................        2,800        254,975
                                                                 ------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   ------------

RETAIL (6.5%)
Circuit City Stores, Inc.........................        5,200   $    243,750
Federated Department Stores, Inc.+...............        2,600        139,912
Gap, Inc.........................................        2,100        129,412
Kmart Corp.+.....................................        7,300        140,525
Toys 'R' Us, Inc.+...............................        4,100         96,606
Wal-Mart Stores, Inc.............................        1,500         91,125
                                                                 ------------
                                                                      841,330
                                                                 ------------
  TOTAL CONSUMER GOODS & SERVICES................                   2,854,013
                                                                 ------------

ENERGY (9.6%)
OIL-PRODUCTION (6.4%)
Atlantic Richfield Co............................        3,000        234,375
British Petroleum Co. PLC (Spons. ADR)...........            9            794
Exxon Corp.......................................        3,000        213,937
Mobil Corp.......................................        2,700        206,887
Phillips Petroleum Co............................        3,800        183,113
                                                                 ------------
                                                                      839,106
                                                                 ------------

OIL-SERVICES (3.2%)
Cooper Cameron Corp.+............................        1,400         71,400
Tosco Corp.......................................       11,700        343,688
                                                                 ------------
                                                                      415,088
                                                                 ------------
  TOTAL ENERGY...................................                   1,254,194
                                                                 ------------

FINANCE (16.6%)
BANKING (6.1%)
Astoria Financial Corp...........................        1,100         58,919
First Union Corp.................................        6,000        349,500
Long Island Bancorp, Inc.........................          800         48,550
NationsBank Corp.................................        2,300        175,950
Washington Mutual, Inc...........................        1,950         84,642
Wells Fargo & Co.................................          200         73,800
                                                                 ------------
                                                                      791,361
                                                                 ------------

FINANCIAL SERVICES (5.2%)
Associates First Capital Corp., Class A..........        1,600        123,000
Citicorp.........................................          800        119,400
Federal National Mortgage Association............        3,900        236,925

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   ------------
FINANCIAL SERVICES (CONTINUED)
Norwest Corp.....................................        1,200   $     44,850
Travelers Group, Inc.............................        2,464        149,380
                                                                 ------------
                                                                      673,555
                                                                 ------------
INSURANCE (3.0%)
Ambac Financial Group, Inc.......................        2,200        128,700
American International Group, Inc................          300         43,800
Marsh & McLennan Companies, Inc..................        2,250        135,984
UNUM Corp........................................        1,400         77,700
                                                                 ------------
                                                                      386,184
                                                                 ------------

REAL ESTATE INVESTMENT TRUSTS (2.3%)
Starwood Hotels & Resorts........................        6,200        299,538
                                                                 ------------
  TOTAL FINANCE..................................                   2,150,638
                                                                 ------------

HEALTHCARE (13.6%)
HEALTH SERVICES (4.1%)
Humana, Inc.+....................................        4,900        152,819
Perkin-Elmer Corp................................        2,400        149,250
United Healthcare Corp...........................        3,600        228,600
                                                                 ------------
                                                                      530,669
                                                                 ------------

PHARMACEUTICALS (9.5%)
Alza Corp.+......................................        3,500        151,375
American Home Products Corp......................        6,200        320,850
Bristol-Myers Squibb Co..........................        3,200        367,800
Monsanto Co......................................        2,100        117,338
Warner-Lambert Co................................        4,100        284,438
                                                                 ------------
                                                                    1,241,801
                                                                 ------------
  TOTAL HEALTHCARE...............................                   1,772,470
                                                                 ------------
INDUSTRIAL PRODUCTS & SERVICES (9.5%)
COMMERCIAL SERVICES (2.0%)
Boeing Co........................................        4,500        200,531
Coltec Industries, Inc.+.........................        3,000         59,625
                                                                 ------------
                                                                      260,156
                                                                 ------------
              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   ------------

DIVERSIFIED MANUFACTURING (5.5%)
AlliedSignal, Inc................................        4,400   $    195,250
Cooper Industries, Inc...........................        2,700        148,331
Sensormatic Electronics Corp.....................        7,100         99,400
Tyco International Ltd...........................        4,416        278,208
                                                                 ------------
                                                                      721,189
                                                                 ------------

POLLUTION CONTROL (2.0%)
Waste Management, Inc............................        7,300        255,500
                                                                 ------------
  TOTAL INDUSTRIAL PRODUCTS & SERVICES...........                   1,236,845
                                                                 ------------

TECHNOLOGY (10.8%)
COMPUTER PERIPHERALS (2.2%)
EMC Corp.+.......................................        6,300        282,319
                                                                 ------------

COMPUTER SOFTWARE (2.3%)
Autodesk, Inc....................................        1,300         50,091
Computer Associates International, Inc...........        2,200        122,238
Oracle Corp.+....................................        5,000        122,656
                                                                 ------------
                                                                      294,985
                                                                 ------------

COMPUTER SYSTEMS (4.3%)
International Business Machines Corp.............        2,900        332,956
Sun Microsystems, Inc.+..........................        5,300        230,384
                                                                 ------------
                                                                      563,340
                                                                 ------------

ELECTRONICS (1.5%)
Bay Networks, Inc.+..............................        3,900        125,775
Cisco Systems, Inc.+.............................          700         64,466
                                                                 ------------
                                                                      190,241
                                                                 ------------

SEMICONDUCTORS (0.1%)
General Semiconductor, Inc.+.....................          800          7,900
                                                                 ------------

TELECOMMUNICATIONS-EQUIPMENT (0.4%)
Commscope, Inc.+.................................        3,066         49,631
                                                                 ------------
  TOTAL TECHNOLOGY...............................                   1,388,416
                                                                 ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   ------------
TRANSPORTATION (1.8%)
RAILROADS (1.8%)
Union Pacific Corp...............................        5,300   $    233,863
                                                                 ------------
UTILITIES (7.4%)
ELECTRIC (2.6%)
Central & South West Corp........................        4,400        118,250
Northern States Power Co.........................        3,400         97,325
Texas Utilities Co...............................        3,000        124,875
                                                                 ------------
                                                                      340,450
                                                                 ------------
GAS-PIPELINES (0.9%)
Columbia Energy Group............................        2,200        122,375
                                                                 ------------

TELEPHONE (3.9%)
GTE Corp.........................................        3,500        194,688
SBC Communications, Inc..........................        4,400        176,000
WorldCom, Inc.+..................................        2,800        135,363
                                                                 ------------
                                                                      506,051
                                                                 ------------
  TOTAL UTILITIES................................                     968,876
                                                                 ------------
  TOTAL COMMON STOCKS (COST $11,423,802).........                  12,668,352
                                                                 ------------

                                                    PRINCIPAL
                                                     AMOUNT
                                                   -----------
SHORT-TERM INVESTMENTS (4.6%)
OTHER INVESTMENT COMPANIES (0.4%)
Seven Seas Money Market Fund 5.30% due
  07/01/98.......................................       48,284         48,284
                                                                 ------------

                                                    PRINCIPAL
              SECURITY DESCRIPTION                   AMOUNT         VALUE
-------------------------------------------------  -----------   ------------

U.S. TREASURY OBLIGATIONS (4.2%)
U.S. Treasury Bill 4.50% - 4.82% due 07/09/98 -
  07/23/98.......................................      544,000   $    543,000
                                                                 ------------
  TOTAL SHORT-TERM INVESTMENTS (COST $591,284)...                     591,284
                                                                 ------------
TOTAL INVESTMENTS (COST $12,015,086) (102.1%).................
                                                                   13,259,636
LIABILITIES IN EXCESS OF OTHER ASSETS (-2.1%).................
                                                                     (270,421)
                                                                 ------------
NET ASSETS (100.0%)...........................................   $ 12,989,215
                                                                 ------------
                                                                 ------------

------------------------------
Note: Based on the cost of investments of $12,019,450 for federal income tax purposes at June 30, 1998, the aggregate gross unrealized appreciation and depreciation was $1,514,580 and $274,394 respectively, resulting in net unrealized appreciation of $1,240,186.

+ Non-income producing security.

(i) Foreign security.

ADR - American Depositary Receipt.

Spons. ADR - Sponsored American Depositary Receipt.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   -----------
COMMON STOCKS (95.9%)
BASIC INDUSTRIES (10.2%)
AGRICULTURE (2.1%)
Dekalb Genetics Corp., Class B...................        1,300   $   123,012
                                                                 -----------

CHEMICALS (2.3%)
Albemarle Corp...................................        2,500        55,156
Bush Boake Allen, Inc.+..........................          800        23,450
General Chemical Group, Inc......................          300         8,325
Geon Co..........................................        1,000        22,937
Minerals Technologies, Inc.......................          300        15,262
OM Group, Inc....................................          150         6,187
Wellman, Inc.....................................          200         4,537
                                                                 -----------
                                                                     135,854
                                                                 -----------

FOREST PRODUCTS & PAPER (1.7%)
American Pad & Paper Co.+........................        4,300        19,350
Caraustar Industries, Inc........................        2,100        60,309
Universal Forest Products, Inc...................        1,200        19,612
                                                                 -----------
                                                                      99,271
                                                                 -----------

METALS & MINING (4.1%)
Commercial Metals Co.............................        2,600        79,950
Mueller Industries, Inc.+........................        2,200        81,675
Schnitzer Steel Industries, Inc., Class A........        1,600        37,600
Steel Technologies, Inc..........................        3,700        37,694
                                                                 -----------
                                                                     236,919
                                                                 -----------
  TOTAL BASIC INDUSTRIES.........................                    595,056
                                                                 -----------
CONSUMER GOODS & SERVICES (12.9%)
APPARELS & TEXTILES (1.0%)
Ashworth, Inc.+..................................        2,400        33,300
Genesco, Inc.+...................................        1,500        24,469
                                                                 -----------
                                                                      57,769
                                                                 -----------

AUTOMOTIVE (0.4%)
Amcast Industrial Corp...........................          800        14,900
Sonic Automotive, Inc.+..........................          500         8,219
                                                                 -----------
                                                                      23,119
                                                                 -----------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   -----------

BROADCASTING & PUBLISHING (1.1%)
Banta Corp.......................................          600   $    18,412
Digital Generation Systems, Inc.+................          300         1,087
Emmis Broadcasting Corp., Class A+...............          300        14,391
HA-LO Industries, Inc.+..........................          500        15,562
Journal Register Co.+............................          200         3,350
Ziff-Davis, Inc.+................................        1,000        13,875
                                                                 -----------
                                                                      66,677
                                                                 -----------

EDUCATION (0.3%)
Education Management Corp.+......................          300         9,900
ITT Educational Services, Inc.+..................          200         6,450
                                                                 -----------
                                                                      16,350
                                                                 -----------

ENTERTAINMENT, LEISURE & MEDIA (0.9%)
Cinar Films Inc., Class B+.......................          200         3,800
Imax Corp.+......................................        1,400        31,762
Steiner Leisure, Ltd.+(i)........................          600        18,225
                                                                 -----------
                                                                      53,787
                                                                 -----------

FOOD, BEVERAGES & TOBACCO (0.5%)
American Italian Pasta Co., Class A+.............          400        14,900
Beringer Wine Estates Holdings, Inc., Class B+...          300        13,209
                                                                 -----------
                                                                      28,109
                                                                 -----------

HOUSEHOLD APPLIANCES & FURNISHINGS (1.9%)
Aaron Rents, Inc.................................        2,000        40,000
Bush Industries, Inc., Class A...................        2,600        56,550
Stanley Furniture Co., Inc.+.....................          600        15,412
                                                                 -----------
                                                                     111,962
                                                                 -----------

RESTAURANTS & HOTELS (1.4%)
Applebee's International, Inc....................          300         6,722
Candlewood Hotel Company, Inc.+..................        1,900        14,369
Extended Stay America, Inc.+.....................          800         9,000
Friendly Ice Cream Corp.+........................          500         8,406
Papa John's International, Inc.+.................          600        23,681
Showbiz Pizza Time, Inc.+........................          500        20,156
                                                                 -----------
                                                                      82,334
                                                                 -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   -----------
RETAIL (5.4%)
Central Garden & Pet Co.+........................        1,000   $    31,062
Delia's, Inc.+...................................          500         7,969
Fingerhut Companies, Inc.........................          200         6,600
Garden Ridge Corp.+..............................        4,300        83,716
Guitar Center, Inc.+.............................          600        18,112
Let's Talk Cellular & Wireless, Inc.+............          200         2,587
Lithia Motors, Inc., Class A+....................        1,000        14,625
Pacific Sunwear of California+...................          300        10,519
Party City Corp.+................................        1,150        33,494
ShopKo Stores, Inc.+.............................          900        30,600
Sunglass Hut International, Inc.+................        1,500        16,547
Urban Outfitters, Inc.+..........................        3,300        60,431
                                                                 -----------
                                                                     316,262
                                                                 -----------
  TOTAL CONSUMER GOODS & SERVICES................                    756,369
                                                                 -----------

ENERGY (3.6%)
GAS EXPLORATION (1.7%)
Devon Energy Corp................................          600        20,962
Newfield Exploration Co.+........................        1,200        29,850
Patterson Energy, Inc.+..........................        2,600        25,472
St. Mary Land & Exploration Co...................          500        12,078
Tesoro Petroleum Corp............................          700        11,112
                                                                 -----------
                                                                      99,474
                                                                 -----------

OIL-PRODUCTION (0.7%)
Plains Resources, Inc.+..........................          700        12,512
Snyder Oil Corp..................................          500         9,969
Vintage Petroleum, Inc...........................        1,000        18,875
                                                                 -----------
                                                                      41,356
                                                                 -----------

OIL-SERVICES (1.2%)
Dril-Quip, Inc.+.................................          500        13,125
Input/Output, Inc.+..............................        1,600        28,500
National-Oilwell, Inc.+..........................        1,000        26,812
                                                                 -----------
                                                                      68,437
                                                                 -----------
  TOTAL ENERGY...................................                    209,267
                                                                 -----------

FINANCE (23.5%)
BANKING (8.6%)
Bank of Commerce.................................          700        13,103
Bank United Corp., Class A.......................        1,400        67,112
Banknorth Group, Inc.............................        1,200        44,325
              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   -----------
BANKING (CONTINUED)
Colonial BancGroup, Inc..........................        1,200   $    38,700
Commercial Federal Corp..........................          450        14,231
Community First Bankshares, Inc..................        1,000        26,406
First International Bancorp, Inc.................          300         4,331
FirstFed Financial Corp.+........................          800        41,600
Flagstar Bancorp, Inc............................          800        19,550
GBC Bancorp......................................        1,000        26,562
Hamilton Bancorp, Inc.+..........................          200         7,175
HUBCO, Inc.......................................        1,472        52,762
Imperial Bancorp+................................          200         6,000
InterWest Bancorp, Inc...........................          300        13,050
Irwin Financial Corp.............................          600        17,550
National Commerce Bancorporation.................        1,000        41,875
Prime Bancshares, Inc............................          400        10,150
Republic Banking Corp. of Florida................          600         9,525
Southwest Bancorporation of Texas, Inc.+.........          600        11,325
Sterling Bancshares, Inc.........................          300         4,744
Summit Bancshares, Inc...........................          200         4,175
Sun Bancorp, Inc.+...............................          157         4,141
Trustco Bank Corp................................          765        20,272
                                                                 -----------
                                                                     498,664
                                                                 -----------

FINANCIAL SERVICES (1.7%)
Amresco, Inc.+...................................          500        14,531
First Alliance Corp.+............................          100           722
Hanover Capital Mortgage Holdings, Inc...........          200         2,125
Investors Financial Services Corp................          200        10,612
Litchfield Financial Corp........................          805        16,855
Ocwen Financial Corp.+...........................          400        10,750
Waddell & Reed Financial, Inc., Class A..........          400         9,575
Willis Lease Finance Corp.+......................        1,500        34,500
                                                                 -----------
                                                                      99,670
                                                                 -----------

INSURANCE (6.4%)
Annuity and Life Re (Holdings), Ltd.+(i).........        1,400        31,237
Capital Re Corp..................................        3,100       222,037
RenaissanceRe Holdings, Ltd.(i)..................        2,500       115,781
                                                                 -----------
                                                                     369,055
                                                                 -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   -----------
REAL ESTATE INVESTMENT TRUSTS (6.8%)
American General Hospitality Corp................          800   $    17,000
Arden Realty Group, Inc..........................        2,100        54,337
Brandywine Realty Trust..........................          500        11,187
Burnham Pacific Properties, Inc..................        1,600        22,700
Camden Property Trust............................          759        22,580
CBL & Associates Properties, Inc.................          900        21,825
Correctional Properties Trust+...................          200         4,050
Cousins Properties, Inc..........................        1,100        32,862
Developers Diversified Realty Corp...............          300        11,756
ElderTrust.......................................          400         6,875
Entertainment Properties Trust...................          300         5,475
Impac Commercial Holdings, Inc...................          200         2,875
LaSalle Hotel Properties+........................          500         8,469
Manufactured Home Communities, Inc...............        1,000        24,125
Merry Land & Investment Company, Inc.............          800        16,850
Mills Corp.......................................          500        12,000
National Golf Properties, Inc....................          500        15,031
Post Properties, Inc.............................        1,069        41,156
Sunstone Hotel Investors, Inc....................        1,100        14,644
Tower Realty Trust, Inc..........................          400         8,950
Urban Shopping Centers, Inc......................          300         9,450
Weeks Corp.......................................        1,000        31,625
                                                                 -----------
                                                                     395,822
                                                                 -----------
  TOTAL FINANCE..................................                  1,363,211
                                                                 -----------

HEALTHCARE (10.9%)
BIOTECHNOLOGY (3.1%)
Affymetrix, Inc.+................................          200         4,825
Applied Analytical Industries, Inc.+.............        1,400        20,213
ArQule, Inc.+....................................          300         3,891
Genome Therapeutics Corp.+.......................        1,000         4,484
Human Genome Sciences, Inc.+.....................        1,200        42,863
IDEC Pharmaceuticals Corp.+......................          600        14,063
Incyte Pharmaceuticals, Inc.+....................        1,000        34,188
Millennium Pharmaceuticals, Inc.+................          400         5,675
Novoste Corp.+...................................          500        11,031
SangStat Medical Corp.+..........................        1,300        40,869
                                                                 -----------
                                                                     182,102
                                                                 -----------
              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   -----------

HEALTH SERVICES (3.7%)
Alternative Living Services, Inc.+...............          760   $    20,520
Boron, LePore & Associates, Inc.+................          200         7,588
Lifeline Systems, Inc.+..........................          800        15,000
Mariner Health Group, Inc.+......................        2,400        39,975
Monarch Dental Corp.+............................          500         7,875
Pediatrix Medical Group, Inc.+...................          400        14,875
ProMedCo Management Co.+.........................        1,100        11,138
Renal Care Group, Inc.+..........................          400        17,650
Sierra Health Services, Inc.+....................        2,700        68,006
Sunrise Assisted Living, Inc.+...................          300        10,322
                                                                 -----------
                                                                     212,949
                                                                 -----------

MEDICAL SUPPLIES (3.4%)
Aurora Biosciences Corp.+........................          500         2,969
CONMED Corp.+....................................          400         9,250
Endocardial Solutions, Inc.+.....................          400         4,250
Focal, Inc.+.....................................          500         4,969
Kensey Nash Corp.+...............................        2,400        22,650
Physio-Control International Corp.+..............          300         7,903
ResMed, Inc.+....................................          300        13,659
Sola International, Inc.+........................        1,000        32,688
Symphonix Devices, Inc.+.........................          200         2,369
Ventana Medical Systems, Inc.+...................        3,300        92,606
Vital Signs, Inc.................................          300         5,466
                                                                 -----------
                                                                     198,779
                                                                 -----------

PHARMACEUTICALS (0.7%)
Kos Pharmaceuticals, Inc.+.......................        1,100        11,206
Ligand Pharmaceuticals, Class B+.................        1,900        24,284
U.S. Bioscience, Inc.+...........................          600         4,913
                                                                 -----------
                                                                      40,403
                                                                 -----------
  TOTAL HEALTHCARE...............................                    634,233
                                                                 -----------

INDUSTRIAL PRODUCTS & SERVICES (11.7%)
BUILDING MATERIALS (0.7%)
Comfort Systems USA, Inc.+.......................          500        11,688
Service Experts, Inc.+...........................          800        27,600
                                                                 -----------
                                                                      39,288
                                                                 -----------

CAPITAL GOODS (4.1%)
ABC Rail Products Corp.+.........................          300         5,213
Applied Power, Inc., Class A.....................        1,000        34,375
Collins & Aikman Corp.+..........................        1,200         8,925

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   -----------
CAPITAL GOODS (CONTINUED)
IDEX Corp........................................          950   $    32,775
MagneTek, Inc.+..................................        3,200        50,400
Modine Manufacturing Co..........................          800        27,725
Shaw Group, Inc.+................................        1,000        26,000
Wabash National Corp.............................        2,100        54,075
                                                                 -----------
                                                                     239,488
                                                                 -----------

COMMERCIAL SERVICES (0.6%)
Equity Corp. International+......................          500        12,000
Hospitality Worldwide Services+..................          100           900
Pinkertons, Inc.+................................          600        12,450
Wackenhut Corrections Corp.+.....................          300         7,013
                                                                 -----------
                                                                      32,363
                                                                 -----------

CONSTRUCTION & HOUSING (2.5%)
D.R. Horton, Inc.................................        6,854       143,077
                                                                 -----------

DIVERSIFIED MANUFACTURING (1.6%)
Intermet Corp....................................        5,100        92,756
                                                                 -----------

ELECTRICAL EQUIPMENT (0.5%)
Anixter International, Inc.+.....................        1,600        30,500
                                                                 -----------

MACHINERY (0.2%)
Sauer, Inc.......................................        1,000        14,063
                                                                 -----------
MANUFACTURING (0.1%)
Rock of Ages Corp.+..............................          300         4,669
                                                                 -----------

PACKAGING & CONTAINERS (0.4%)
Gaylord Container Corp., Class A+................        2,000        15,375
Ivex Packaging Corp.+............................          400         9,300
                                                                 -----------
                                                                      24,675
                                                                 -----------

POLLUTION CONTROL (1.0%)
American Disposal Services, Inc.+................          500        23,453
Sevenson Environmental Services, Inc.............          660         5,610
Tetra Technologies, Inc.+........................        1,700        28,050
                                                                 -----------
                                                                      57,113
                                                                 -----------
  TOTAL INDUSTRIAL PRODUCTS & SERVICES...........                    677,992
                                                                 -----------
              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   -----------

TECHNOLOGY (13.4%)
AEROSPACE (1.2%)
L-3 Communications Holdings, Inc.+...............          100   $     3,269
Orbital Sciences Corp.+..........................        1,750        65,461
                                                                 -----------
                                                                      68,730
                                                                 -----------

COMPUTER PERIPHERALS (1.2%)
Bolder Technologies Corp.+.......................          400         5,025
HMT Technology Corp.+............................        2,400        20,025
Hutchinson Technology, Inc.+.....................          400        11,000
Pinnacle Systems, Inc.+..........................          800        25,700
Proxim, Inc.+....................................          500         8,344
                                                                 -----------
                                                                      70,094
                                                                 -----------

COMPUTER SOFTWARE (3.5%)
Aspect Development, Inc.+........................          300        22,669
Aspen Technologies, Inc.+........................          600        30,413
Edify Corp.+.....................................        2,000        20,250
Informix Corp.+..................................        1,600        12,625
Integrated Systems, Inc.+........................          500         7,656
Macromedia, Inc.+................................        1,500        28,078
MAPICS, Inc.+....................................        1,400        27,606
Omtool, Ltd.+....................................          400         3,038
Remedy Corp.+....................................        1,000        17,031
Transaction Systems Architects, Inc., Class A+...          900        34,678
                                                                 -----------
                                                                     204,044
                                                                 -----------

COMPUTER SYSTEMS (0.7%)
Avid Technology, Inc.+...........................          500        16,766
Quickturn Design System, Inc.+...................        1,300         9,547
Radiant Systems, Inc.+...........................        1,100        16,156
                                                                 -----------
                                                                      42,469
                                                                 -----------

ELECTRICAL EQUIPMENT (0.0%)
Advanced Lighting Technologies, Inc.+............          100         2,338
                                                                 -----------

INFORMATION PROCESSING (3.1%)
CNET, Inc.+......................................          300        20,531
Computer Horizons Corp.+.........................          100         3,709
Condor Technology Solutions, Inc.+...............        1,600        23,300
CSG Systems International, Inc.+.................          400        18,725
Exodus Communications, Inc.+.....................          100         4,469
International Network Services+..................          900        36,647

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   -----------
INFORMATION PROCESSING (CONTINUED)
Metro Information Services, Inc.+................          600   $    23,438
ONSALE, Inc.+....................................          500        12,328
Pegasus Systems, Inc.+...........................          600        15,338
Sapient Corp.+...................................          400        21,025
                                                                 -----------
                                                                     179,510
                                                                 -----------

SEMICONDUCTORS (2.0%)
8 x 8, Inc.+.....................................        1,400         6,869
American Xtal Technology, Inc.+..................          300         4,369
ARM Holdings plc (Spons. ADR)+(i)................          100         6,069
ATMI, Inc.+......................................        1,100        16,569
Exar Corp.+......................................          500        10,469
Genesis Microchip, Inc.+.........................          100           794
Integrated Device Technology, Inc.+..............        2,500        17,852
Integrated Silicon Solution, Inc.+...............          900         6,272
SDL, Inc.+.......................................        1,100        26,400
SIPEX Corp.+.....................................          500        10,734
Veeco Instruments, Inc...........................          300         7,463
                                                                 -----------
                                                                     113,860
                                                                 -----------
TELECOMMUNICATIONS-EQUIPMENT (1.7%)
ANTEC Corp.+.....................................          600        13,969
Davox Corp.+.....................................          800        17,450
Excel Switching Corp.+...........................        1,000        24,938
Glenayre Technologies, Inc.+.....................        1,900        20,544
Natural Microsystems Corp.+......................          500         8,047
P-COM, Inc.+.....................................        1,100        10,089
Verio, Inc.+.....................................          100         2,494
                                                                 -----------
                                                                      97,531
                                                                 -----------
  TOTAL TECHNOLOGY...............................                    778,576
                                                                 -----------

TELECOMMUNICATIONS (2.3%)
TELECOMMUNICATION SERVICES (2.3%)
Concentric Network Corp.+........................        1,500        45,422
MetroNet Communications Corp., Class B+..........          800        22,500
Omnipoint Corp.+.................................        1,200        27,563
Premiere Technologies, Inc.+.....................        1,000         8,297
SkyTel Communications, Inc.......................        1,300        30,469
                                                                 -----------
                                                                     134,251
                                                                 -----------
  TOTAL TELECOMMUNICATIONS.......................                    134,251
                                                                 -----------
              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   -----------

TRANSPORTATION (1.8%)
AIRLINES (0.3%)
ASA Holdings, Inc................................          400   $    19,875
                                                                 -----------

RAILROADS (0.4%)
Genesee & Wyoming Inc., Class A+.................        1,100        21,038
                                                                 -----------

TRUCK & FREIGHT CARRIERS (1.1%)
Allied Holdings, Inc.+...........................          800        16,850
American Freightways Corp.+......................        1,000        10,031
Jevic Transportation, Inc.+......................          100         1,119
Werner Enterprises, Inc..........................        1,975        37,648
                                                                 -----------
                                                                      65,648
                                                                 -----------
  TOTAL TRANSPORTATION...........................                    106,561
                                                                 -----------

UTILITIES (5.6%)
ELECTRIC (2.1%)
Central Hudson Gas & Electric Corp...............        1,500        68,813
Cleco Corporation................................        1,700        50,575
                                                                 -----------
                                                                     119,388
                                                                 -----------

NATURAL GAS (2.3%)
Atmos Energy Corp................................        1,600        48,800
Indiana Energy, Inc..............................          500        14,938
Public Service Company of North Carolina, Inc....          300         6,525
Wicor, Inc.......................................        2,700        62,438
                                                                 -----------
                                                                     132,701
                                                                 -----------

TELEPHONE (0.7%)
ICG Communications, Inc.+........................          200         7,306
Intermedia Communications, Inc.+.................          600        25,144
ITC DeltaCom, Inc.+..............................          100         4,272
NEXTLINK Communications, Inc., Class A+..........          100         3,784
                                                                 -----------
                                                                      40,506
                                                                 -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   -----------
WATER (0.5%)
American States Water Company....................          400   $    10,850
E'Town Corp......................................          500        18,750
                                                                 -----------
                                                                      29,600
                                                                 -----------
  TOTAL UTILITIES................................                    322,195
                                                                 -----------
  TOTAL COMMON STOCKS (COST $4,744,336)..........                  5,577,711
                                                                 -----------

                                                    PRINCIPAL
                                                     AMOUNT
                                                   -----------
SHORT-TERM INVESTMENTS (5.8%)
OTHER INVESTMENT COMPANIES (1.2%)
Seven Seas Money Market Fund
  5.30% due 07/01/98.............................  $    67,172        67,172
                                                                 -----------

U.S. TREASURY OBLIGATIONS (4.6%)
U.S. Treasury Bills, 4.55% - 4.84% due 07/09/98 -
  07/23/98.......................................      269,000       268,549
                                                                 -----------
  TOTAL SHORT-TERM INVESTMENTS
   (COST $335,721)...............................                    335,721
                                                                 -----------
TOTAL INVESTMENTS (COST $5,080,057) (101.7%)..................
                                                                   5,913,432
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.7%).................
                                                                    (100,252)
                                                                 -----------
NET ASSETS (100.0%)...........................................   $ 5,813,180
                                                                 -----------
                                                                 -----------

------------------------------
Note: Based on the cost of investments of $5,086,607 for federal income tax purposes at June 30, 1998, the aggregate gross unrealized appreciation and depreciation was $1,162,837 and $336,012, respectively, resulting in net unrealized appreciation of $826,825.

+ Non-income producing security.

(i) Foreign security.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   -----------
COMMON STOCK (89.3%)
ARGENTINA (0.7%)
YPF Sociedad Anonima (Spon. ADR)
  (Oil-Production)...............................        2,010   $    60,426
                                                                 -----------

AUSTRALIA (2.8%)
News Corporation Ltd. (Broadcasting &
  Publishing)....................................        6,600        53,867
Pioneer International Ltd. (Building
  Materials).....................................       18,300        43,629
QBE Insurance Group Ltd. (Insurance).............       19,000        67,065
Telstra Corp. Ltd. (Installment Receipts)
  (Telecommunication Services)...................        5,100        13,075
Westpac Banking Corp. Ltd. (Banking).............       12,528        76,416
                                                                 -----------
                                                                     254,052
                                                                 -----------
BELGIUM (0.4%)
PetroFina SA (Oil-Production)....................          100        41,051
                                                                 -----------

BRAZIL (0.5%)
Companhia Paranaense de Energia - Copel
  (Electric).....................................    1,400,000        11,015
Companhia Paranaense de Energia - Copel (Spon.
  ADR) (Electric)................................        3,300        30,525
                                                                 -----------
                                                                      41,540
                                                                 -----------

CHILE (0.0%)
Compania de Telecomunicaciones de Chile SA (Spon.
  ADR) (Telecommunication Services)..............           63         1,280
                                                                 -----------

CZECH REPUBLIC (0.5%)
Central European Media Enterprises Ltd., A Shares
  (Entertainment, Leisure & Media)+..............        2,300        49,666
                                                                 -----------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   -----------

DENMARK (2.4%)
Danisco A/S (Food, Beverages & Tobacco)..........          750   $    50,385
GN Store Nord A/S
  (Telecommunications-Equipment).................        3,500       106,878
Olicom A/S (Technology)+.........................        2,300        62,207
                                                                 -----------
                                                                     219,470
                                                                 -----------

FINLAND (1.5%)
Nokia OYJ, A Shares
  (Telecommunications-Equipment).................          600        44,127
Orion - Yhtyma OY, A Shares (Pharmaceuticals)....        1,000        30,438
Orion - Yhtyma OY, B Shares (Pharmaceuticals)....          500        15,402
UPM-Kymmene Corp. (Forest Products & Paper)......        1,900        52,292
                                                                 -----------
                                                                     142,259
                                                                 -----------

FRANCE (14.9%)
Air Liquide SA (Chemicals).......................          418        69,136
Carrefour SA (Retail)............................          116        73,387
Christian Dior SA (Retail).......................          700        88,107
Compagnie de Saint Gobain SA (Building
  Materials).....................................          185        34,301
Elf Aquitaine SA (Oil-Services)..................          778       109,378
Lagardere S.C.A. (Multi - Industry)..............        1,010        42,047
Paribas (Financial Services).....................        1,000       107,012
PSA Peugeot Citroen (Automotive).................          300        64,505
Rhodia, Inc. (Chemicals).........................        4,994       139,263
Sanofi SA (Pharmaceuticals)......................          540        63,503
SGS Thomson Microelectronics NV (Electronics)+...          763        54,076
Societe Generale (Banking).......................          694       144,286
Total SA, B Shares (Oil-Services)................          849       110,372
Union des Assurances Federales (Insurance).......          345        54,380
Vivendi (Utilities)..............................        1,024       218,653
                                                                 -----------
                                                                   1,372,406
                                                                 -----------

GERMANY (11.2%)
Adidas - Salomon AG (Apparels & Textiles)........          500        87,118
Bayer AG (Chemicals).............................          800        41,395
Deutsche Bank AG (Banking).......................        1,700       143,720

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   -----------
GERMANY (CONTINUED)
Dresdner Bank AG (Banking).......................        2,530   $   136,660
Muenchener Rueckversicherungs-Gesellschaft AG
  (Insurance)....................................          292       144,946
RWE AG (Utilities)...............................        2,580       152,653
SAP AG (Computer Software).......................           90        54,597
Schering AG (Pharmaceuticals)....................          703        82,762
SGL Carbon AG (Chemicals)........................          496        57,760
VEBA AG (Utilities)..............................        1,910       128,407
                                                                 -----------
                                                                   1,030,018
                                                                 -----------

GREECE (0.0%)
Hellenic Telecommunication Organization SA-OTE
  (Telecommunications)...........................           57         1,461
                                                                 -----------

HONG KONG (2.1%)
Dao Heng Bank Group Ltd. (Banking)...............       44,500        63,173
Henderson Land Development Company Ltd. (Real
  Estate)........................................       35,000       115,408
Hutchison Whampoa Ltd. (Multi - Industry)........        3,000        15,835
                                                                 -----------
                                                                     194,416
                                                                 -----------

INDIA (0.2%)
Ranbaxy Laboratories Ltd. (GDR)
  (Pharmaceuticals)..............................          900        14,265
Tata Engineering & Locomotive Co. Ltd. (Spon.
  GDR) (Automotive)+.............................          100           293
                                                                 -----------
                                                                      14,558
                                                                 -----------
ITALY (0.9%)
Telecom Italia SPA - RNC (Telecommunication
  Services)......................................       16,700        80,844
                                                                 -----------

JAPAN (11.8%)
Bank of Fukuoka Ltd. (Banking)...................       20,000        74,936
DDI Corp. (Telecommunications)...................           30       104,406
Fanuc Ltd. (Machinery)...........................        2,000        69,172
Fuji Photo Film Co. Ltd. (Electronics)...........        1,000        34,802
Fujitsu Ltd. (Computer Systems)..................        7,000        73,639
Honda Motor Co. Ltd. (Automotive)................        2,000        71,189
              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   -----------
JAPAN (CONTINUED)
Ito - Yokado Co. Ltd. (Retail)...................        1,000   $    47,051
Mitsubishi Corp. (Wholesale & International
  Trade).........................................       19,000       117,736
Mitsui Trust & Banking Co. Ltd. (Banking)........       18,000        42,411
Nintendo Co. Ltd. (Retail).......................          200        18,518
Sanwa Bank Ltd. (Banking)........................        1,000         8,942
Sekisui Chemical Co. Ltd. (Chemicals)............       10,000        51,158
Sony Corp. (Electronics).........................        1,100        94,715
Tadano Ltd. (Machinery)..........................        4,000        11,529
Takeda Chemical Industries Ltd. (Chemicals)......        3,000        79,764
Tokyo Ohka Kogyo Co. Ltd. (Semiconductors).......        1,900        53,940
Tostem Corp. (Construction & Housing)............        4,000        51,821
Yamanouchi Pharmaceutical Co. Ltd.
  (Pharmaceuticals)..............................        4,000        83,294
                                                                 -----------
                                                                   1,089,023
                                                                 -----------

MEXICO (1.4%)
Cemex SA de CV (Building Materials)..............          216           811
Grupo Financiero Banamex Accival SA de CV, Class
  B (Banking)+...................................       41,000        79,846
Panamerican Beverages, Inc. (ADR) (Food,
  Beverages & Tobacco)...........................          400        12,575
Telefonos de Mexico SA de CV, Class L (Spon. ADR)
  (Telecommunications)...........................          821        39,459
                                                                 -----------
                                                                     132,691
                                                                 -----------

NETHERLANDS (5.0%)
ASM Lithography Holding NV (Semiconductors)+.....        2,100        62,147
De Boer Unigro NV (Retail).......................          500        26,423
ING Groep NV (Financial Services)................        1,800       117,863
Philips Electronics NV (Electronics).............        1,290       108,440
Unilever NV (Food, Beverages & Tobacco)..........          320        25,390
Vedior NV (Business & Public Services)...........        1,382        39,051

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   -----------
NETHERLANDS (CONTINUED)
Vendex International NV (Retail).................        1,400   $    52,649
Wolters Kluwer NV (Broadcasting & Publishing)....          200        27,450
                                                                 -----------
                                                                     459,413
                                                                 -----------

NEW ZEALAND (0.4%)
Fletcher Challenge Paper Division Ltd. (Forest
  Products & Paper)..............................       34,300        38,102
                                                                 -----------

NORWAY (0.8%)
Kvaerner PLC (Capital Goods).....................        1,570        53,196
Kvaerner PLC, Series B (Capital Goods)...........          800        24,708
                                                                 -----------
                                                                      77,904
                                                                 -----------
PAKISTAN (0.1%)
Fauji Fertilizer Co. Ltd. (Chemicals)............        4,700         5,072
                                                                 -----------

PERU (0.0%)
Cementos Lima SA (Spon. ADR) (Building
  Materials).....................................           64         1,184
                                                                 -----------

PHILIPPINES (0.2%)
First Philippine Holdings Corp., Class B (Multi -
  Industry)......................................        5,400         3,626
Philippine Long Distance Telephone Co. (ADR)
  (Telecommunications)...........................          695        15,724
                                                                 -----------
                                                                      19,350
                                                                 -----------

POLAND (0.3%)
Elektrim Spolka Akcjna SA (Electrical
  Equipment)+....................................        2,060        25,107
                                                                 -----------

PORTUGAL (1.5%)
Banco Pinto & Sotto Mayor (Banking)+.............        2,624        65,131
Portugal Telecom SA (Telecommunications).........        1,300        68,899
                                                                 -----------
                                                                     134,030
                                                                 -----------

RUSSIA (0.2%)
Lukoil Holding (Spon. ADR) (Oil-Production)......          550        18,425
                                                                 -----------
              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   -----------

SOUTH AFRICA (1.9%)
ABSA Group Ltd. (Banking)........................        6,200   $    38,947
Anglogold Ltd. (Metals & Mining)+................        1,503        60,987
Eastvaal Gold Holdings Ltd. (Metals & Mining)+...        3,700         3,392
Edgars Stores Ltd. (Retail)......................        2,500        22,283
South Africa Breweries Ltd. (Food, Beverages &
  Tobacco).......................................        2,300        47,640
                                                                 -----------
                                                                     173,249
                                                                 -----------

SOUTH KOREA (0.2%)
Housing & Commercial Bank, Korea (GDR)
  (Banking)......................................          950         3,111
Pohang Iron & Steel Co. Ltd. (ADR) (Metals &
  Mining)........................................        1,000        12,000
Samsung Electronics Co. Ltd. (GDR)(144A)
  (Electronics)..................................           98         1,556
                                                                 -----------
                                                                      16,667
                                                                 -----------

SPAIN (2.4%)
Acerinox SA (Metals & Mining)....................          162        21,608
ACS, Actividades de Construccion y Servicios SA
  (Construction & Housing)+......................        1,800        54,145
Iberdrola SA (Electric)..........................        8,700       141,505
                                                                 -----------
                                                                     217,258
                                                                 -----------

SWEDEN (4.0%)
Autoliv, Inc. (SDR) (Automotive Supplies)........        4,254       136,022
Incentive AB, A Shares (Pharmaceuticals)+........        2,000        36,364
Skandia Forsakrings AB (Insurance)+..............        7,700       110,070
Stora Kopparbergs Bergslags Aktiebolag, A Shares
  (Forest Products & Paper)......................        5,300        83,405
                                                                 -----------
                                                                     365,861
                                                                 -----------

SWITZERLAND (7.9%)
ABB AG (Machinery)...............................           42        62,025
Nestle SA (Food, Beverages & Tobacco)............           80       171,201
Roche Holding AG (Pharmaceuticals)...............           12       117,839

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   -----------
SWITZERLAND (CONTINUED)
UBS AG (Banking).................................          670   $   249,128
Zurich Versicherungs - Gesellschaft
  (Insurance)....................................          200       127,636
                                                                 -----------
                                                                     727,829
                                                                 -----------

TAIWAN (0.3%)
Evergreen Marine Corp. (Spon. GDR) (Transport &
  Services)......................................        3,605        29,561
                                                                 -----------

TURKEY (0.1%)
Yapi ve Kredi Bankasi AS (Banking)+..............      531,670        13,571
                                                                 -----------

UNITED KINGDOM (12.7%)
Billiton PLC (Metals & Mining)...................       19,100        38,720
British Petroleum Co. PLC (Oil-Services).........            8           117
Cable & Wireless PLC (Telecommunications)........        5,400        65,592
Lloyds TSB Group PLC (Banking)...................        9,200       128,711
LucasVarity PLC (Automotive Supplies)............       17,700        70,287
Shell Transport & Trading Co. (Oil-Services).....       15,400       108,432
Smith & Nephew PLC (Medical Supplies)............       28,600        71,459
SmithKline Beecham PLC (Pharmaceuticals).........        8,500       103,743
Stolt - Nielsen SA (Spon. ADR)
  (Transportation)...............................        2,441        41,955
Sun Alliance Group PLC (Insurance)...............        9,200        95,094
Tate & Lyle PLC (Food, Beverages & Tobacco)......        9,800        77,710
Unilever PLC (Food, Beverages & Tobacco).........        7,900        84,096
Vodafone Group PLC (Telecommunications)..........        6,500        82,478
Wessex Water PLC (Water).........................       16,300       124,016
Zeneca Group PLC (Pharmaceuticals)...............        1,820        78,103
                                                                 -----------
                                                                   1,170,513
                                                                 -----------
  TOTAL COMMON STOCK (COST $7,969,789)...........                  8,218,257
                                                                 -----------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   -----------

CONVERTIBLE PREFERRED STOCK (0.3%)
AUSTRALIA (0.3%)
WBK STRYPES Trust (Banking) (cost $25,080).......          800   $    24,150
                                                                 -----------

PREFERRED STOCK (4.0%)
AUSTRALIA (1.1%)
News Corp. Ltd. (Broadcasting & Publishing)......       14,600       103,429
                                                                 -----------

BRAZIL (2.3%)
Companhia Brasileira de Distribuicao Grupo Pao de
  Acucar (Spon. ADR) (Food, Beverages &
  Tobacco).......................................        1,500        33,938
Telecomunicacoes Brasileiras SA (ADR)
  (Telecommunications)...........................          850        92,809
Uniao de Bancos Brasileiros SA (Spon. GDR)
  (Banking)......................................        2,900        85,550
                                                                 -----------
                                                                     212,297
                                                                 -----------

GERMANY (0.6%)
Volkswagen AG (Automotive).......................           78        53,756
                                                                 -----------
  TOTAL PREFERRED STOCK (COST $346,220)..........                    369,482
                                                                 -----------

                                                    PRINCIPAL
                                                     AMOUNT         VALUE
                                                   -----------   -----------
CONVERTIBLE BONDS (1.7%)
                                                      (IN HKD)
                                                   -----------
HONG KONG (0.5%)
Beijing Enterprises Holdings Ltd. (144A), 0.50%
  due 03/31/03 (Food, Beverages & Tobacco)+......       51,000        41,565
                                                                 -----------
                                                      (IN JPY)
                                                   -----------

JAPAN (0.4%)
MTI Capital (Cayman) Ltd. (144A), 0.50% due
  10/01/07 (Banking).............................    3,000,000        17,293
Sanwa International Finance Trust, 1.25% due
  07/31/05 (Financial Services)..................    3,000,000        22,103
                                                                 -----------
                                                                      39,396
                                                                 -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

                                                    PRINCIPAL
              SECURITY DESCRIPTION                   AMOUNT         VALUE
-------------------------------------------------  -----------   -----------
                                                      (IN GBP)
                                                   -----------

UNITED KINGDOM (0.8%)
Compass Group PLC, 5.75% due 10/05/07 (Food,
  Beverages & Tobacco)...........................       25,000   $    74,352
                                                                 -----------
  TOTAL CONVERTIBLE BONDS (COST $154,984)........                    155,313
                                                                 -----------
SHORT-TERM INVESTMENTS (1.3%)
OTHER INVESTMENT COMPANIES (1.3%)
                                                      (IN USD)
                                                   -----------
Seven Seas Money Market Fund
  5.30% due 07/01/98 (cost $119,476).............      119,476       119,476
                                                                 -----------
TOTAL INVESTMENTS (COST $8,615,549) (96.6%)...................
                                                                   8,886,678
OTHER ASSETS IN EXCESS OF LIABILITIES (3.4%)..................
                                                                     315,130
                                                                 -----------
NET ASSETS (100.0%)...........................................   $ 9,201,808
                                                                 -----------
                                                                 -----------

------------------------------
Note: The cost of investments for federal income tax purposes at June 30, 1998, was $8,622,399; the aggregate gross unrealized appreciation and depreciation was $807,105 and $542, 826, respectively, resulting in net unrealized appreciation of $264,279.

+ Non-income producing security.

ADR - American Depositary Receipt

Spon. ADR - Sponsored ADR

GDR - Global Depositary Receipt

Spon. GDR - Sponsored GDR

SDR - Swedish Depositary Receipt

144A - Securities restricted for resale to Qualified Institutional Buyers

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION
                                                                                  PERCENT OF
                                                                                   PORTFOLIO
                                                                                  -----------
Banking.........................................................................     15.71%
Pharmaceuticals.................................................................      7.04%
Food, Beverages & Tobacco.......................................................      6.96%
Insurance.......................................................................      6.74%
Utilities.......................................................................      5.62%
Telecommunications..............................................................      5.30%
Computer Systems................................................................      5.00%
Retail..........................................................................      3.70%
Oil Services....................................................................      3.69%
Electronics.....................................................................      3.30%
Financial Services..............................................................      2.78%
Automotive Supplies.............................................................      2.32%
Automotive......................................................................      2.14%
Broadcasting & Publishing.......................................................      2.08%
Electric........................................................................      2.06%
Forest Products & Paper.........................................................      1.96%
Telecommunication Equipment.....................................................      1.70%
Machinery.......................................................................      1.61%
Metals & Mining.................................................................      1.54%
Water...........................................................................      1.40%
Oil Production..................................................................      1.35%
Short Term Investments..........................................................      1.34%
Wholesale & International Trade.................................................      1.32%
Semiconductors..................................................................      1.31%
Real Estate.....................................................................      1.30%
Construction & Housing..........................................................      1.19%
Telecommunication Services......................................................      1.07%
Apparels & Textile..............................................................      0.98%
Building Materials..............................................................      0.90%
Capital Goods...................................................................      0.88%
Electronics.....................................................................      0.83%
Medical Supplies................................................................      0.80%
Technology......................................................................      0.70%
Multi-Industry..................................................................      0.69%
Computer Software...............................................................      0.61%
Entertainment, Leisure & Media..................................................      0.56%
Transportation..................................................................      0.47%
Business & Public Services......................................................      0.44%
Transport & Services............................................................      0.33%
Electrical Equipment............................................................      0.28%
                                                                                  -----------
                                                                                    100.00%
                                                                                  -----------
                                                                                  -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SERIES TRUST II
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

                                                   J.P. MORGAN                                J.P. MORGAN    J.P. MORGAN
                                                     TREASURY     J.P. MORGAN   J.P. MORGAN      SMALL      INTERNATIONAL
                                                   MONEY MARKET      BOND         EQUITY        COMPANY     OPPORTUNITIES
                                                    PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
                                                   ------------   -----------   -----------   -----------   -------------
ASSETS
Investments, at Cost                               $ 1,652,890    $19,753,995   $12,015,086   $5,080,057    $  8,615,549
Foreign Currency, at Cost                                   --         11,873            --           --         599,266
                                                   ------------   -----------   -----------   -----------   -------------
                                                   ------------   -----------   -----------   -----------   -------------
Investments, at Value                              $ 1,652,925    $19,926,766   $13,259,636   $5,913,432    $  8,886,678
Cash                                                        --             --         1,195           --          36,664
Foreign Currency at Value                                   --         11,894            --           --         589,244
Receivable for Investments Sold                             --        179,831       124,028       41,204         170,197
Receivable for Shares of Beneficial Interest Sold           --         32,316        73,835       17,886          13,106
Dividends Receivable                                        --             --        10,593        5,158          16,240
Interest Receivable                                        564        199,462            50          181           1,770
Foreign Tax Reclaim Receivable                              --             --            --           --          23,849
Receivable for Expense Reimbursement                     7,891         10,259         8,187       20,418          26,109
Variation Margin Receivable                                 --          4,125            --           --              --
Unrealized Appreciation of Forward Foreign
  Currency Contracts                                        --         38,524            --           --          41,096
Deferred Organization Expenses                           2,977          2,977         2,977        2,977           2,977
Prepaid Trustees' Fees                                   1,152         14,126         8,173        3,128           6,667
Prepaid Expenses and Other Assets                          614          1,651         3,570        2,175           7,336
                                                   ------------   -----------   -----------   -----------   -------------
    Total Assets                                     1,666,123     20,421,931    13,492,244    6,006,559       9,821,933
                                                   ------------   -----------   -----------   -----------   -------------
LIABILITIES
Payable for Investments Purchased                           --        763,260       445,284      145,796         542,503
Payable for Shares of Beneficial Interest
  Redeemed                                                   8          3,986         1,469        1,150             129
Payable to Custodian                                        --          2,582            --           --              --
Advisory Fee Payable                                       272          4,576         4,170        2,799           4,458
Custody Fee Payable                                      1,543          3,427         7,971       18,724          31,232
Administration Fee Payable                                  19             21            20            6               3
Unrealized Depreciation of Forward Foreign
  Currency Contracts                                        --             32            --           --           7,578
Accrued Expenses                                        13,621         28,521        44,115       24,904          34,222
                                                   ------------   -----------   -----------   -----------   -------------
    Total Liabilities                                   15,463        806,405       503,029      193,379         620,125
                                                   ------------   -----------   -----------   -----------   -------------
NET ASSETS                                         $ 1,650,660    $19,615,526   $12,989,215   $5,813,180    $  9,201,808
                                                   ------------   -----------   -----------   -----------   -------------
                                                   ------------   -----------   -----------   -----------   -------------
Shares of Beneficial Interest Outstanding (no par
  value, unlimited shares authorized)                  177,489      1,679,992       798,576      430,124         842,538
                                                   ------------   -----------   -----------   -----------   -------------
                                                   ------------   -----------   -----------   -----------   -------------
Net Asset Value, Offering and Redemption Price
  per Share                                        $      9.30    $     11.68   $     16.27   $    13.52    $      10.92
                                                   ------------   -----------   -----------   -----------   -------------
                                                   ------------   -----------   -----------   -----------   -------------
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $ 1,613,937    $18,764,838   $10,657,694   $4,739,783    $  9,028,501
Undistributed (Distributions in Excess of) Net
  Investment Income                                     36,691        483,645        32,841        5,276         (43,224)
Accumulated Net Realized Gain (Loss) on
  Investments and Foreign Currency Contracts and
  Transactions                                              (3)       155,712     1,054,130      234,746         (81,573)
Net Unrealized Appreciation of Investments and
  Foreign Currency Contracts and Translations               35        211,331     1,244,550      833,375         298,104
                                                   ------------   -----------   -----------   -----------   -------------
    Net Assets                                     $ 1,650,660    $19,615,526   $12,989,215   $5,813,180    $  9,201,808
                                                   ------------   -----------   -----------   -----------   -------------
                                                   ------------   -----------   -----------   -----------   -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SERIES TRUST II
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 1998
--------------------------------------------------------------------------------

                                                   J.P. MORGAN                                J.P. MORGAN    J.P. MORGAN
                                                     TREASURY     J.P. MORGAN   J.P. MORGAN      SMALL      INTERNATIONAL
                                                   MONEY MARKET      BOND         EQUITY        COMPANY     OPPORTUNITIES
                                                    PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
                                                   ------------   -----------   -----------   -----------   -------------
INVESTMENT INCOME
Dividend Income                                    $        --    $       --    $   68,433    $   28,858    $     94,898
Interest Income                                         41,551       548,329        11,487         6,694           4,495
Less: Foreign Taxes Withheld                                --          (757)         (193)           --         (14,708)
                                                   ------------   -----------   -----------   -----------   -------------
    Total Investment Income                             41,551       547,572        79,727        35,552          84,685
EXPENSES
Custodian Fees and Expenses                              1,957        20,660        20,584        35,615          65,599
Advisory Fee                                             1,620        25,571        20,838        16,819          23,514
Professional Fees and Expenses                           6,549        12,039        16,572        16,536          18,619
Trustees' Fees and Expenses                                999         3,037         5,347         3,095           1,845
Transfer Agent Expense                                   8,017         8,199         7,878         8,059           8,119
Printing Expenses                                        3,823         4,966         4,214         4,518           4,983
Insurance Expense                                          639         2,424         3,501         2,263           2,936
Amortization of Organization Expenses                      976           976           976           976             976
Registration Fees                                           --           649           740            70              70
Administration Fee                                          12           120            73            40              55
Miscellaneous                                              101            40            98            25             100
                                                   ------------   -----------   -----------   -----------   -------------
    Total Expenses                                      24,693        78,681        80,821        88,016         126,816
Less: Reimbursement of Expenses                        (19,833)      (14,754)      (33,935)      (55,780)        (79,787)
                                                   ------------   -----------   -----------   -----------   -------------
NET EXPENSES                                             4,860        63,927        46,886        32,236          47,029
                                                   ------------   -----------   -----------   -----------   -------------
NET INVESTMENT INCOME                                   36,691       483,645        32,841         3,316          37,656
NET REALIZED GAIN (LOSS) ON
  Investment Transactions                                   (3)      117,201     1,065,830       250,230         359,876
  Futures Contracts                                         --        45,147            --            --              --
  Foreign Currency Contracts and Transactions               --        (6,450)           --            --          61,943
                                                   ------------   -----------   -----------   -----------   -------------
    Net Realized Gain (Loss)                                (3)      155,898     1,065,830       250,230         421,819
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF
  Investments                                               43       (22,836)      273,631         7,123         141,786
  Futures Contracts                                          0        (2,588)            0             0               0
  Foreign Currency Contracts and Translations               --        38,492            --            --         (46,777)
                                                   ------------   -----------   -----------   -----------   -------------
    Net Change in Unrealized Appreciation                   43        13,068       273,631         7,123          95,009
                                                   ------------   -----------   -----------   -----------   -------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                       $    36,731    $  652,611    $1,372,302    $  260,669    $    554,484
                                                   ------------   -----------   -----------   -----------   -------------
                                                   ------------   -----------   -----------   -----------   -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SERIES TRUST II
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    J.P. MORGAN                        J.P. MORGAN
                                               TREASURY MONEY MARKET                       BOND
                                                     PORTFOLIO                          PORTFOLIO
                                          --------------------------------   --------------------------------
                                          FOR THE SIX                        FOR THE SIX
                                          MONTHS ENDED                       MONTHS ENDED
                                            JUNE 30,      FOR THE FISCAL       JUNE 30,      FOR THE FISCAL
                                              1998          YEAR ENDED           1998          YEAR ENDED
                                          (UNAUDITED)    DECEMBER 31, 1997   (UNAUDITED)    DECEMBER 31, 1997
                                          ------------   -----------------   ------------   -----------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                     $    36,691    $        296,248    $   483,645    $        405,628
Net Realized Gain (Loss) on Investments,
  Futures and Foreign Currency Contracts
  and Transactions                                 (3)                 98        155,898              89,282
Net Change in Unrealized Appreciation
  (Depreciation) of Investments and
  Foreign Currency Contracts and
  Translations                                     43                (225)        13,068             156,748
                                          ------------   -----------------   ------------   -----------------
    Net Increase in Net Assets Resulting
      from Operations                          36,731             296,121        652,611             651,658
                                          ------------   -----------------   ------------   -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                        (227,554)            (68,567)       (35,503)           (371,448)
In Excess of Net Investment Income                 --                  --             --                  --
Net Realized Gain                                  --                (227)       (32,931)            (76,188)
                                          ------------   -----------------   ------------   -----------------
    Total Distributions to Shareholders      (227,554)            (68,794)       (68,434)           (447,636)
                                          ------------   -----------------   ------------   -----------------
SHAREHOLDER TRANSACTIONS
Proceeds from Shares of Beneficial
  Interest Sold                                 5,013         235,434,828      8,464,054          13,586,133
Reinvestment of Dividends and
  Distributions                               227,554             129,447         68,434             570,510
Cost of Shares of Beneficial Interest
  Redeemed                                     (8,319)       (235,560,885)    (5,400,264)         (1,243,619)
                                          ------------   -----------------   ------------   -----------------
    Net Increase from Shareholder
      Transactions                            224,248               3,390      3,132,224          12,913,024
                                          ------------   -----------------   ------------   -----------------
    Total Increase in Net Assets               33,425             230,717      3,716,401          13,117,046
NET ASSETS
Beginning of Period                         1,617,235           1,386,518     15,899,125           2,782,079
                                          ------------   -----------------   ------------   -----------------
End of Period                             $ 1,650,660    $      1,617,235    $19,615,526    $     15,899,125
                                          ------------   -----------------   ------------   -----------------
                                          ------------   -----------------   ------------   -----------------
Undistributed (Distributions in Excess
  of) Net Investment Income               $    36,691    $        227,554    $   483,645    $         35,503
                                          ------------   -----------------   ------------   -----------------
                                          ------------   -----------------   ------------   -----------------

The Accompanying Notes are an Integral Part of the Financial Statements.

--------------------------------------------------------------------------------

                                                                                                                J.P. MORGAN
                                                    J.P. MORGAN                        J.P. MORGAN              INTERNATIONAL
                                                       EQUITY                         SMALL COMPANY             OPPORTUNITIES
                                                     PORTFOLIO                          PORTFOLIO                PORTFOLIO
                                          --------------------------------   --------------------------------   ------------
                                          FOR THE SIX                        FOR THE SIX                        FOR THE SIX
                                          MONTHS ENDED                       MONTHS ENDED                       MONTHS ENDED
                                            JUNE 30,      FOR THE FISCAL       JUNE 30,      FOR THE FISCAL       JUNE 30,
                                              1998          YEAR ENDED           1998          YEAR ENDED           1998
                                          (UNAUDITED)    DECEMBER 31, 1997   (UNAUDITED)    DECEMBER 31, 1997   (UNAUDITED)
                                          ------------   -----------------   ------------   -----------------   ------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                     $    32,841    $         57,487    $     3,316    $         13,566    $    37,656
Net Realized Gain (Loss) on Investments,
  Futures and Foreign Currency Contracts
  and Transactions                          1,065,830           1,503,440        250,230             552,703        421,819
Net Change in Unrealized Appreciation
  (Depreciation) of Investments and
  Foreign Currency Contracts and
  Translations                                273,631             217,774          7,123             468,721         95,009
                                          ------------   -----------------   ------------   -----------------   ------------
    Net Increase in Net Assets Resulting
      from Operations                       1,372,302           1,778,701        260,669           1,034,990        554,484
                                          ------------   -----------------   ------------   -----------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                            (499)            (56,988)            --             (12,562)       (50,650)
In Excess of Net Investment Income                 --                  --             --                  --        (43,224)
Net Realized Gain                            (109,119)         (1,467,377)       (90,198)           (697,437)      (318,085)
                                          ------------   -----------------   ------------   -----------------   ------------
    Total Distributions to Shareholders      (109,618)         (1,524,365)       (90,198)           (709,999)      (411,959)
                                          ------------   -----------------   ------------   -----------------   ------------
SHAREHOLDER TRANSACTIONS
Proceeds from Shares of Beneficial
  Interest Sold                             3,008,118           1,347,586      1,207,157             681,496      2,172,105
Reinvestment of Dividends and
  Distributions                               109,618           2,071,106         90,198           1,128,681        411,959
Cost of Shares of Beneficial Interest
  Redeemed                                   (283,517)           (119,999)      (850,491)           (806,325)      (304,682)
                                          ------------   -----------------   ------------   -----------------   ------------
    Net Increase from Shareholder
      Transactions                          2,834,219           3,298,693        446,864           1,003,852      2,279,382
                                          ------------   -----------------   ------------   -----------------   ------------
    Total Increase in Net Assets            4,096,903           3,553,029        617,335           1,328,843      2,421,907
NET ASSETS
Beginning of Period                         8,892,312           5,339,283      5,195,845           3,867,002      6,779,901
                                          ------------   -----------------   ------------   -----------------   ------------
End of Period                             $12,989,215    $      8,892,312    $ 5,813,180    $      5,195,845    $ 9,201,808
                                          ------------   -----------------   ------------   -----------------   ------------
                                          ------------   -----------------   ------------   -----------------   ------------
Undistributed (Distributions in Excess
  of) Net Investment Income               $    32,841    $            499    $     5,276    $          1,960    $   (43,224)
                                          ------------   -----------------   ------------   -----------------   ------------
                                          ------------   -----------------   ------------   -----------------   ------------


                                           FOR THE FISCAL
                                             YEAR ENDED
                                          DECEMBER 31, 1997
                                          -----------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                     $         59,735
Net Realized Gain (Loss) on Investments,
  Futures and Foreign Currency Contracts
  and Transactions                                 628,587
Net Change in Unrealized Appreciation
  (Depreciation) of Investments and
  Foreign Currency Contracts and
  Translations                                    (347,165)
                                          -----------------
    Net Increase in Net Assets Resulting
      from Operations                              341,157
                                          -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                             (230,309)
In Excess of Net Investment Income                      --
Net Realized Gain                                 (727,719)
                                          -----------------
    Total Distributions to Shareholders           (958,028)
                                          -----------------
SHAREHOLDER TRANSACTIONS
Proceeds from Shares of Beneficial
  Interest Sold                                  1,080,068
Reinvestment of Dividends and
  Distributions                                  1,255,869
Cost of Shares of Beneficial Interest
  Redeemed                                      (1,189,091)
                                          -----------------
    Net Increase from Shareholder
      Transactions                               1,146,846
                                          -----------------
    Total Increase in Net Assets                   529,975
NET ASSETS
Beginning of Period                              6,249,926
                                          -----------------
End of Period                             $      6,779,901
                                          -----------------
                                          -----------------
Undistributed (Distributions in Excess
  of) Net Investment Income               $         12,994
                                          -----------------
                                          -----------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SERIES TRUST II
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                         J.P. MORGAN
                                                               TREASURY MONEY MARKET PORTFOLIO
                                                   --------------------------------------------------------
                                                                      FOR THE FISCAL      FOR THE PERIOD
                                                       FOR THE          YEAR ENDED        JANUARY 3, 1995
                                                   SIX MONTHS ENDED    DECEMBER 31,      (COMMENCEMENT OF
                                                    JUNE 30, 1998     ---------------   OPERATIONS) THROUGH
                                                     (UNAUDITED)       1997     1996     DECEMBER 31, 1995
                                                   ----------------   ------   ------   -------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $         10.56    $10.09   $10.06   $            10.00
                                                   ----------------   ------   ------   -------------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                         0.22      0.51(d)   0.44                0.45
Net Realized and Unrealized Gain (Loss) on
  Investments and Foreign Currency Transactions              (0.00)(a)  (0.04)(d)   0.03               0.06
                                                   ----------------   ------   ------   -------------------
Total from Investment Operations                              0.22      0.47     0.47                 0.51
                                                   ----------------   ------   ------   -------------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                        (1.48)    (0.00)(a)  (0.44)              (0.45)
Net Realized Gain                                               --     (0.00)(a)     --                 --
                                                   ----------------   ------   ------   -------------------
Total Distributions to Shareholders                          (1.48)    (0.00)(a)  (0.44)              (0.45)
                                                   ----------------   ------   ------   -------------------

NET ASSET VALUE, END OF PERIOD                     $          9.30    $10.56   $10.09   $            10.06
                                                   ----------------   ------   ------   -------------------
                                                   ----------------   ------   ------   -------------------

RATIOS AND SUPPLEMENTAL DATA
Total Return                                                  2.23%(b)   4.69%   4.69%                5.09%(b)
Net Assets, End of Period (in thousands)           $         1,651    $1,617   $1,387   $            1,273
Ratios to Average Net Assets
  Expenses                                                    0.60%(c)   0.60%   0.60%                0.60%(c)
  Net Investment Income                                       4.53%(c)   7.23%   4.56%                4.95%(c)
  Expenses without Reimbursement                              2.45%(c)   1.35%   2.02%                2.77%(c)

------------------------
(a) Less than $0.01.

(b) Not annualized.

(c) Annualized.

(d) Based on Average Daily Shares Outstanding

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SERIES TRUST II
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                          J.P. MORGAN
                                                                        BOND PORTFOLIO
                                                   ---------------------------------------------------------
                                                                       FOR THE FISCAL      FOR THE PERIOD
                                                       FOR THE           YEAR ENDED        JANUARY 3, 1995
                                                   SIX MONTHS ENDED     DECEMBER 31,      (COMMENCEMENT OF
                                                    JUNE 30, 1998     ----------------   OPERATIONS) THROUGH
                                                     (UNAUDITED)       1997      1996     DECEMBER 31, 1995
                                                   ----------------   -------   ------   -------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $         11.29    $ 10.65   $10.91   $            10.00
                                                   ----------------   -------   ------   -------------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                         0.28       0.68(d)   0.47                0.58
Net Realized and Unrealized Gain (Loss) on
  Investments and Foreign Currency Transactions               0.15       0.31(d)  (0.25)               1.11
                                                   ----------------   -------   ------   -------------------
Total from Investment Operations                              0.43       0.99     0.22                 1.69
                                                   ----------------   -------   ------   -------------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                        (0.02)     (0.27)   (0.47)               (0.58)
Net Realized Gain                                            (0.02)     (0.08)   (0.01)               (0.20)
                                                   ----------------   -------   ------   -------------------
Total Distributions to Shareholders                          (0.04)     (0.35)   (0.48)               (0.78)
                                                   ----------------   -------   ------   -------------------

NET ASSET VALUE, END OF PERIOD                     $         11.68    $ 11.29   $10.65   $            10.91
                                                   ----------------   -------   ------   -------------------
                                                   ----------------   -------   ------   -------------------

RATIOS AND SUPPLEMENTAL DATA
Total Return                                                  3.87%(b)    9.38%   2.09%               16.85%(b)
Net Assets, End of Period (in thousands)           $        19,616    $15,899   $2,782   $            1,417
Ratios to Average Net Assets
  Expenses                                                    0.75%(c)    0.75%   0.75%                0.75%(c)
  Net Investment Income                                       5.67%(c)    6.20%   5.91%                6.00%(c)
  Expenses without Reimbursement                              0.92%(c)    1.91%   2.18%                2.90%(c)
Portfolio Turnover                                             108%       184%     198%                 239%

------------------------
(b) Not annualized.

(c) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SERIES TRUST II
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                         J.P. MORGAN
                                                                       EQUITY PORTFOLIO
                                                   --------------------------------------------------------
                                                                      FOR THE FISCAL      FOR THE PERIOD
                                                       FOR THE          YEAR ENDED        JANUARY 3, 1995
                                                   SIX MONTHS ENDED    DECEMBER 31,      (COMMENCEMENT OF
                                                    JUNE 30, 1998     ---------------   OPERATIONS) THROUGH
                                                     (UNAUDITED)       1997     1996     DECEMBER 31, 1995
                                                   ----------------   ------   ------   -------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $         14.33    $13.68   $12.63   $            10.00
                                                   ----------------   ------   ------   -------------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                         0.04      0.11     0.20                 0.12
Net Realized and Unrealized Gain on Investments               2.07      3.51     2.44                 3.26
                                                   ----------------   ------   ------   -------------------
Total from Investment Operations                              2.11      3.62     2.64                 3.38
                                                   ----------------   ------   ------   -------------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                        (0.00)(a)  (0.11)  (0.20)               (0.12)
Net Realized Gain                                            (0.17)    (2.86)   (1.39)               (0.63)
                                                   ----------------   ------   ------   -------------------
Total Distributions to Shareholders                          (0.17)    (2.97)   (1.59)               (0.75)
                                                   ----------------   ------   ------   -------------------

NET ASSET VALUE, END OF PERIOD                     $         16.27    $14.33   $13.68   $            12.63
                                                   ----------------   ------   ------   -------------------
                                                   ----------------   ------   ------   -------------------

RATIOS AND SUPPLEMENTAL DATA
Total Return                                                 14.75%(b)  27.50%  21.14%               33.91%(b)
Net Assets, End of Period (in thousands)           $        12,989    $8,892   $5,339   $            4,144
Ratios to Average Net Assets
  Expenses                                                    0.90%(c)   0.90%   0.90%                0.90%(c)
  Net Investment Income                                       0.63%(c)   0.75%   1.49%                1.48%(c)
  Expenses without Reimbursement                              1.55%(c)   2.31%   2.13%                2.70%(c)
Portfolio Turnover                                              44%      119%      90%                  66%

------------------------
(a) Less than $0.01.

(b) Not annualized.

(c) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SERIES TRUST II
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                         J.P. MORGAN
                                                                   SMALL COMPANY PORTFOLIO
                                                   --------------------------------------------------------
                                                                      FOR THE FISCAL      FOR THE PERIOD
                                                       FOR THE          YEAR ENDED        JANUARY 3, 1995
                                                   SIX MONTHS ENDED    DECEMBER 31,      (COMMENCEMENT OF
                                                    JUNE 30, 1998     ---------------   OPERATIONS) THROUGH
                                                     (UNAUDITED)       1997     1996     DECEMBER 31, 1995
                                                   ----------------   ------   ------   -------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $         13.09    $12.53   $11.83   $            10.00
                                                   ----------------   ------   ------   -------------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                         0.01      0.04     0.06                 0.11
Net Realized and Unrealized Gain on Investments               0.64      2.53     2.43                 3.18
                                                   ----------------   ------   ------   -------------------
Total from Investment Operations                              0.65      2.57     2.49                 3.29
                                                   ----------------   ------   ------   -------------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                           --     (0.04)   (0.06)               (0.11)
Net Realized Gain                                            (0.22)    (1.97)   (1.73)               (1.35)
                                                   ----------------   ------   ------   -------------------
Total Distributions to Shareholders                          (0.22)    (2.01)   (1.79)               (1.46)
                                                   ----------------   ------   ------   -------------------

NET ASSET VALUE, END OF PERIOD                     $         13.52    $13.09   $12.53   $            11.83
                                                   ----------------   ------   ------   -------------------
                                                   ----------------   ------   ------   -------------------

RATIOS AND SUPPLEMENTAL DATA
Total Return                                                  4.90%(b)  22.50%  21.74%               32.91%(b)
Net Assets, End of Period (in thousands)           $         5,813    $5,196   $3,867   $            2,536
Ratios to Average Net Assets
  Expenses                                                    1.15%(c)   1.15%   1.15%                1.15%(c)
  Net Investment Income                                       0.12%(c)   0.28%   0.54%                0.99%(c)
  Expenses without Reimbursement                              3.14%(c)   3.81%   2.69%                3.22%(c)
Portfolio Turnover                                              27%       85%     144%                 100%

------------------------
(b) Not annualized.

(c) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SERIES TRUST II
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                         J.P. MORGAN
                                                            INTERNATIONAL OPPORTUNITIES PORTFOLIO
                                                   --------------------------------------------------------
                                                                      FOR THE FISCAL      FOR THE PERIOD
                                                       FOR THE          YEAR ENDED        JANUARY 3, 1995
                                                   SIX MONTHS ENDED    DECEMBER 31,      (COMMENCEMENT OF
                                                    JUNE 30, 1998     ---------------   OPERATIONS) THROUGH
                                                     (UNAUDITED)       1997     1996     DECEMBER 31, 1995
                                                   ----------------   ------   ------   -------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $         10.60    $11.73   $10.86   $            10.00
                                                   ----------------   ------   ------   -------------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                         0.06      0.15     0.20                 0.15
Net Realized and Unrealized Gain (Loss) on
  Investments and Foreign Currency Transactions               0.85      0.44     1.23                 1.08
                                                   ----------------   ------   ------   -------------------
Total from Investment Operations                              0.91      0.59     1.43                 1.23
                                                   ----------------   ------   ------   -------------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                        (0.07)    (0.41)   (0.09)               (0.09)
Net Realized Gain                                            (0.46)    (1.31)   (0.47)               (0.18)
Return of Capital                                               --        --       --                (0.10)
In Excess of Net Investment Income                           (0.06)       --       --                   --
                                                   ----------------   ------   ------   -------------------
Total Distributions to Shareholders                          (0.59)    (1.72)   (0.56)               (0.37)
                                                   ----------------   ------   ------   -------------------

NET ASSET VALUE, END OF PERIOD                     $         10.92    $10.60   $11.73   $            10.86
                                                   ----------------   ------   ------   -------------------
                                                   ----------------   ------   ------   -------------------

RATIOS AND SUPPLEMENTAL DATA
Total Return                                                  8.46%(b)   5.43%  13.12%               12.38%(b)
Net Assets, End of Period (in thousands)           $         9,202    $6,780   $6,250   $            3,992
Ratios to Average Net Assets
  Expenses                                                    1.20%(c)   1.20%   1.20%                1.20%(c)
  Net Investment Income                                       0.96%(c)   0.88%   1.25%                1.06%(c)
  Expenses without Reimbursement                              3.24%(c)   4.25%   3.18%                3.16%(c)
Portfolio Turnover                                              90%      149%      71%                  68%

------------------------
(b) Not annualized.

(c) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SERIES TRUST II
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

J.P. Morgan Series Trust II (the "trust") is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. The trust was organized as a Delaware Business Trust on October 28, 1993 for the purpose of funding flexible premium variable life insurance policies. The trust is composed of five separate portfolios (each, a "portfolio" and collectively, the "portfolios") which operate as distinct investment vehicles. The names and investment objectives of the portfolios are as follows: J.P. Morgan Treasury Money Market Portfolio seeks to provide current income, maintain a high level of liquidity and preserve capital; J.P. Morgan Bond Portfolio seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity; J.P. Morgan Equity Portfolio seeks to provide a high total return from a portfolio comprised of selected equity securities; J.P. Morgan Small Company Portfolio seeks to provide a high total return from a portfolio of equity securities of small companies; J.P. Morgan International Opportunities Portfolio seeks to provide a high total return from a portfolio of equity securities of foreign corporations.

J.P. Morgan International Opportunities Portfolio's investments in emerging markets and international markets may involve certain considerations and risks not typically associated with investments in the United States. Future economic and political developments in emerging markets and foreign countries could adversely effect the liquidity or value, or both, of such securities in which the portfolio is invested. The ability of issuers of the debt securities held by the J.P. Morgan Bond Portfolio to meet their obligations may be affected by economic and political developments in a specific industry or region.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the portfolios:

    a) The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. The value of such security will be based either on the last sale price on a national securities exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the portfolios' trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All short-term portfolio securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

       Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the

J.P. MORGAN SERIES TRUST II
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------
       exchange on which they are traded closes and the time when the portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the portfolio's trustees.

    b) The books and records of the portfolios are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the prevailing exchange rates at the end of the period. Purchases, sales, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Translation gains and losses resulting from changes in exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations. Although the net assets of the portfolios are presented at the exchange rates and market values prevailing at the end of the period, the portfolios do not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

    c) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount become known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of first in first out.

    d) Distributions to shareholders of net investment income and net realized capital gains, if any, are declared and paid semi-annually.

    e) Each portfolio incurred organization expenses in the amount of $9,834. These costs were deferred and are being amortized on a straight-line basis over a five-year period from the commencement of operations.

    f) Expenses incurred by the trust with respect to any two or more portfolios in the trust are allocated in proportion to the net assets of each portfolio in the trust, except where allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

    g) Certain portfolios may enter into forward and spot foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

J.P. MORGAN SERIES TRUST II
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

       The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily at the current foreign exchange rates, and the change in the market value is recorded by the portfolio as unrealized appreciation or depreciation of forward foreign currency contract translations. At June 30, 1998, the portfolios had open forward foreign currency contracts as follows:

      J.P. MORGAN BOND PORTFOLIO

                                                                       U.S. DOLLAR   NET UNREALIZED
                                                                        VALUE AT     APPRECIATION/
PURCHASE CONTRACTS                                 CONTRACTUAL VALUE     6/30/98     (DEPRECIATION)
-------------------------------------------------  -----------------   -----------   --------------
German Mark 783,217,
 expiring 07/30/98...............................  $        435,121    $   435,089   $         (32)

SALES CONTRACTS                                    SETTLEMENT VALUE
-------------------------------------------------  -----------------
German Mark 630,296, expiring 07/30/98...........  $        353,880    $   350,138   $       3,742
German Mark 1,897,896,
 expiring 07/30/98...............................         1,074,686      1,054,310          20,376
French Franc 4,504,439,
 expiring 07/31/98...............................           760,885        746,479          14,406
                                                                                     --------------
NET UNREALIZED APPRECIATION ON FORWARD FOREIGN
 CURRENCY CONTRACTS..............................                                    $      38,492
                                                                                     --------------
                                                                                     --------------

      J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO

                                                                       U.S. DOLLAR   NET UNREALIZED
                                                                        VALUE AT     APPRECIATION/
PURCHASE CONTRACTS                                 CONTRACTUAL VALUE     6/30/98     (DEPRECIATION)
-------------------------------------------------  -----------------   -----------   --------------
German Mark 1,242,467,
 expiring 08/19/98...............................  $        698,619    $   690,998   $      (7,621)
Irish Pound 18,042, expiring 08/19/98............            25,512         25,178            (334)
New Zealand Dollar 192,883, expiring 08/19/98....            99,668        100,045             377

SALES CONTRACTS                                    SETTLEMENT VALUE
-------------------------------------------------  -----------------
Australian Dollar 268,929, expiring 08/19/98.....  $        166,993    $   167,045   $         (52)
German Mark 2,445,399,
 expiring 08/19/98...............................         1,374,207      1,360,011          14,196
Hong Kong Dollar 638,827, expiring 08/19/98......            81,188         82,086            (898)
Irish Pound 18,042, expiring 08/19/98............            25,745         25,178             567
Netherland Guilder 164,836, expiring 08/19/98....            82,916         81,335           1,581
New Zealand Dollar 248,696, expiring 08/19/98....           132,120        128,995           3,125

J.P. MORGAN SERIES TRUST II
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

South African Rand 691,371, expiring 08/19/98....           132,602        113,909          18,693
Swiss Franc 227,159, expiring 08/19/98...........           154,635        150,751           3,884
                                                                                     --------------
NET UNREALIZED APPRECIATION ON FORWARD FOREIGN
 CURRENCY CONTRACTS..............................                                    $      33,518
                                                                                     --------------
                                                                                     --------------

    h) Futures -- A future contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the portfolio enters into the contract. Upon entering into such a contract, the portfolio is required to pledge to the broker an amount of cash and/or liquid securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the portfolio agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the portfolio as unrealized gains or losses. When the contract is closed, the portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The portfolio invests in futures contracts for the purpose of hedging its existing portfolio securities, or securities the portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. At June 30, 1998, the J.P. Morgan Bond Portfolio had open futures contracts as follows:

      SUMMARY OF OPEN CONTRACTS AT JUNE 30, 1998

                                                                    NET UNREALIZED
                                                                    APPRECIATION/    PRINCIPAL AMOUNT
                                                   CONTRACTS LONG   (DEPRECIATION)     OF CONTRACTS
                                                   --------------   --------------   ----------------
U.S. 5-Year Note,
 expiring September 1998.........................             28    $       1,551    $     3,069,699
U.S. 10-Year Note,
 expiring September 1998.........................              1             (256)           114,100
                                                   --------------   --------------   ----------------
Totals...........................................             29    $       1,295    $     3,183,799
                                                   --------------   --------------   ----------------
                                                   --------------   --------------   ----------------

    i) Each portfolio intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, (the "code") applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary. Each portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the code. The J.P Morgan International Opportunities Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income and/or capital gains are earned.

J.P. MORGAN SERIES TRUST II
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

2. TRANSACTIONS WITH AFFILIATES

    a) The trust, on behalf of each portfolio, has an Investment Advisory Agreement with J.P. Morgan Investment Management Inc. ("Morgan"), a wholly owned subsidiary of J.P. Morgan & Co. Incorporated. Under the terms of the agreement, Morgan is paid a fee for its services, computed daily and paid monthly, at an annual rate of: 0.20% of the average daily net assets of J.P. Morgan Treasury Money Market Portfolio; 0.30% of the average daily net assets of J.P. Morgan Bond Portfolio; 0.40% of the average daily net assets of J.P. Morgan Equity Portfolio; 0.60% of the average daily net assets of J.P. Morgan Small Company Portfolio and 0.60% of the average daily net assets of J.P. Morgan International Opportunities Portfolio. For the six months ended June 30, 1998, Morgan's fees for these services amounted to $1,620, $25,571, $20,838, $16,819, and $23,514, respectively.

    b) The trust, on behalf of each portfolio, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for each portfolio. Under a Co-Administration Agreement between FDI and the trust on behalf of each portfolio, FDI provides administrative services necessary for the operations of each portfolio, furnishes office space and facilities required for conducting the business of each portfolio and pays the compensation of the portfolios' officers affiliated with FDI. Each portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to each portfolio is based on the ratio of the portfolio's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the six months ended June 30, 1998, the fee for these services amounted to: $12 for J.P. Morgan Treasury Money Market Portfolio, $120 for J.P. Morgan Bond Portfolio, $73 for J.P. Morgan Equity Portfolio, $40 for J.P. Morgan Small Company Portfolio and $55 for J.P. Morgan International Opportunities Portfolio.

    c) The trust, on behalf of each portfolio, has an Administrative Services Agreement (the "Services Agreement") with Morgan Guaranty Trust Company of New York ("Morgan Guaranty"), under which Morgan Guaranty is responsible for certain aspects of the administration and operation of each portfolio. Under the Services Agreement, each portfolio has agreed to pay Morgan Guaranty a fee based on the percentages described below. If total expenses of each portfolio, excluding the advisory fees, exceeds the expense limits of: 0.40% of the average daily net assets of J.P. Morgan Treasury Money Market Portfolio, 0.45% of the average daily net assets of J.P. Morgan Bond Portfolio, 0.50% of the average daily net assets of J.P. Morgan Equity Portfolio, 0.55% of the average daily net assets of J.P. Morgan Small Company Portfolio and 0.60% of the average daily net assets of J.P. Morgan International Opportunities Portfolio, Morgan Guaranty will reimburse each portfolio for the excess expense amount and receive no fee. Should such expenses be less than the expense limits, Morgan Guaranty's fee would be limited to the difference between such expenses and the fees calculated under the Services Agreement. For the six months ended June 30, 1998, Morgan Guaranty has agreed to reimburse the portfolios for expenses under this agreement as follows:
       $19,833, $14,754, $33,935, $55,780 and $79,787, respectively.

    d) An aggregate annual fee of $20,000 is paid to each trustee for serving as a trustee of the trust. The Trustees' Fees and Expenses shown in the financial statements represent the portfolios' allocated portion of the total fees and expenses.

J.P. MORGAN SERIES TRUST II
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

3. SHAREHOLDER TRANSACTIONS

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares. Transactions in shares of beneficial interest of each portfolio were as follows:

                                                   FOR THE SIX
                                                   MONTHS ENDED
                                                     JUNE 30,      FOR THE FISCAL
                                                       1998          YEAR ENDED
                                                   (UNAUDITED)    DECEMBER 31, 1997
                                                   ------------   -----------------

J.P. MORGAN TREASURY MONEY MARKET PORTFOLIO
Shares of beneficial interest sold...............          497          22,331,609
Reinvestment of dividends and distributions......       24,653              12,537
Shares of beneficial interest redeemed...........         (877)        (22,328,305)
                                                   ------------   -----------------
Net Increase.....................................       24,273              15,841
                                                   ------------   -----------------
                                                   ------------   -----------------

                                                   FOR THE SIX
                                                   MONTHS ENDED
                                                     JUNE 30,      FOR THE FISCAL
                                                       1998          YEAR ENDED
                                                   (UNAUDITED)    DECEMBER 31, 1997
                                                   ------------   -----------------

J.P. MORGAN BOND PORTFOLIO
Shares of beneficial interest sold...............      735,475           1,205,082
Reinvestment of dividends and distributions......        5,993              51,352
Shares of beneficial interest redeemed...........     (470,236)           (108,943)
                                                   ------------   -----------------
Net Increase.....................................      271,232           1,147,491
                                                   ------------   -----------------
                                                   ------------   -----------------

                                                   FOR THE SIX
                                                   MONTHS ENDED
                                                     JUNE 30,      FOR THE FISCAL
                                                       1998          YEAR ENDED
                                                   (UNAUDITED)    DECEMBER 31, 1997
                                                   ------------   -----------------

J.P. MORGAN EQUITY PORTFOLIO
Shares of beneficial interest sold...............      189,159              87,424
Reinvestment of dividends and distributions......        6,907             150,317
Shares of beneficial interest redeemed...........      (17,842)             (7,706)
                                                   ------------   -----------------
Net Increase.....................................      178,224             230,035
                                                   ------------   -----------------
                                                   ------------   -----------------

                                                   FOR THE SIX
                                                   MONTHS ENDED
                                                     JUNE 30,      FOR THE FISCAL
                                                       1998          YEAR ENDED
                                                   (UNAUDITED)    DECEMBER 31, 1997
                                                   ------------   -----------------

J.P. MORGAN SMALL COMPANY PORTFOLIO
Shares of beneficial interest sold...............       87,111              55,026
Reinvestment of distributions....................        6,356              92,418
Shares of beneficial interest redeemed...........      (60,398)            (59,040)
                                                   ------------   -----------------
Net Increase.....................................       33,069              88,404
                                                   ------------   -----------------
                                                   ------------   -----------------

66

J.P. MORGAN SERIES TRUST II
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

                                                   FOR THE SIX
                                                   MONTHS ENDED
                                                     JUNE 30,      FOR THE FISCAL
                                                       1998          YEAR ENDED
                                                   (UNAUDITED)    DECEMBER 31, 1997
                                                   ------------   -----------------

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO
Shares of beneficial interest sold...............      193,429              88,691
Reinvestment of dividends and distributions......       36,815             116,906
Shares of beneficial interest redeemed...........      (27,241)            (98,969)
                                                   ------------   -----------------
Net Increase.....................................      203,003             106,628
                                                   ------------   -----------------
                                                   ------------   -----------------

4. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the six months ended June 30, 1998, were as follows:

                                                                             COST OF       PROCEEDS
                                                                            PURCHASES     FROM SALES
                                                                          -------------  -------------
J.P. Morgan Bond Portfolio
  U.S. Government Agency Obligations....................................  $  14,111,087  $  11,973,955
  Corporate, Collateralized Mortgage and Other Obligations..............      6,988,821      4,778,535
J.P. Morgan Equity Portfolio............................................      7,086,920      4,400,948
J.P. Morgan Small Company Portfolio.....................................      1,800,458      1,473,022
J.P. Morgan International Opportunities Portfolio.......................      8,412,301      6,701,163

                    J.P. MORGAN
                    SERIES TRUST II

                    J.P. MORGAN TREASURY MONEY MARKET PORTFOLIO

                    J.P. MORGAN BOND PORTFOLIO

                    J.P. MORGAN EQUITY PORTFOLIO

                    J.P. MORGAN SMALL COMPANY PORTFOLIO

                    J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO


                    SEMI-ANNUAL REPORT
                    JUNE 30, 1998